           NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                          PROSPECTUS DATED MAY 1, 2002

PREMIUM REMITTANCE CENTER:                                   SERVICE OFFICE:
New York Life Insurance and Annuity Corporation              New York Life Insurance and Annuity Corporation
75 Remittance Drive, Suite 3021 (AM)                           NYLIFE Distributors Inc.
Chicago, Illinois 60675-3021                                 Attn: Individual Policyowner Service
                                                             11400 Tomahawk Creek Parkway, Suite 200
                                                             Leawood, KS 66211-2672
                                                             Telephone: (888) 695-4748

    This prospectus describes two flexible premium variable universal life insurance policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues: The NYLIAC Pinnacle Variable Universal Life Insurance Policy ("VUL") and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policy ("SVUL").
                                POLICY FEATURES

LIFE INSURANCE PROTECTION--The policies offer lifetime insurance protection, with a life insurance benefit payable when the insured (under VUL) or last surviving insured (under SVUL) dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS --Under your policy, you may choose:
(1) a level life insurance benefit equal to the face amount of your policy, (2) a life insurance benefit which varies and is equal to the sum of your policy's face amount plus the cash value, or (3) a life insurance benefit which varies and is equal to the sum of your policy's face amount plus the total premiums paid minus any partial surrenders and loans. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under any option, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest). The Policies also offer a variety of term insurance riders which you can use to supplement your policy's life insurance benefit.

TAX QUALIFICATION TEST--At the time of application, the policy owner makes an election as to which Tax Qualification Test, as defined in Internal Revenue Code
Section 7702, to use for the policy to continue to qualify as life insurance. The tests are the guideline premium test or the cash value accumulation test. Once the election is made it is irrevocable.

FLEXIBLE PREMIUM PAYMENTS--You may decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen, the premiums you pay and the charges we deduct.

LOANS, PARTIAL SURRENDERS, AND FULL SURRENDERS--You may borrow against or make partial surrenders from your policy, within limits. Loans and partial surrenders will reduce the policy's proceeds and cash surrender value. You can also surrender your policy for its full cash surrender value at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value of your policy. Loans, withdrawals and surrenders may have tax consequences.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. Increases may be subject to submission of evidence of insurability satisfactory to us.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your net premium payments. You have the option to choose from 40 Investment Divisions and the Fixed Account. However, you can only have money in twenty-one investment options, including the Fixed Account, at any given time. The Investment Divisions available under your policy are:

--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
--   Alger American Leveraged All Cap
--   Alger American Small Capitalization
--   American Century VP International (Class II)*
--   American Century VP Value (Class II)*
--   Dreyfus IP Technology Growth (Initial Shares)
--   Dreyfus VIF Small Cap (Initial Shares)*
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Fidelity VIP Growth (Initial Class)
--   Fidelity VIP Index 500 (Initial Class)
--   Fidelity VIP Investment Grade Bond (Initial Class)*
--   Fidelity VIP Mid Cap (Initial Class)
--   Fidelity VIP Overseas (Initial Class)
--   Janus Aspen Series Aggressive Growth
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   MFS(R) Investors Trust Series
--   MFS(R) New Discovery Series*
--   MFS(R) Research Series
--   MFS(R) Utilities Series
--   Neuberger Berman AMT Mid-Cap Growth
--   T. Rowe Price Equity Income
--   T. Rowe Price Limited-Term Bond*
--   Van Eck Worldwide Hard Assets*
--   Van Kampen UIF Emerging Markets Debt*/**
--   Van Kampen UIF Emerging Markets Equity**
--   Van Kampen UIF U.S. Real Estate*/**

We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

FREE LOOK PERIOD--You can examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have paid, less any loans or partial surrenders you have taken.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 -----------------
  * These Investment Divisions will be available on May 6, 2002.
 ** These Investment Divisions were formerly known as Morgan Stanley UIF Investment Divisions.

 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE DREYFUS VARIABLE INVESTMENT FUND, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE MFS(R) VARIABLE INSURANCE TRUST(SM), THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC., THE VAN ECK WORLDWIDE INSURANCE TRUST AND THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (THE "FUNDS," AND EACH INDIVIDUALLY A "FUND").

 THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    4
SUMMARY OF POLICY FEATURES.............    6
  Policy Proceeds......................    6
  Rider Benefits.......................    6
  Loans................................    7
  Partial Surrenders...................    7
  Surrenders...........................    7
  Premiums.............................    7
  Deductions and Charges...............    7
  Investments..........................    9
  Free Look Period.....................   10
  Income Tax Effect....................   10
  Compensation.........................   10
  Other Policies.......................   10
DEDUCTIONS AND CHARGES.................   10
  Summary of Deductions and Charges....   11
  Fund Charges.........................   12
  Deductions from Premiums.............   15
     Sales Expense Charge..............   15
     State Tax Charge..................   15
     Federal Tax Charge................   15
  Deductions from Cash Value...........   16
     Monthly Contract Charge...........   16
     Charge for Cost of Insurance
       Protection......................   16
     Mortality and Expense Risk
       Charge..........................   17
     Monthly Per Thousand Face Amount
       Charge..........................   18
     Rider Charges.....................   18
     Other Charges for Federal Income
       Taxes...........................   19
GENERAL DESCRIPTION OF THE POLICIES....   20
  Tax-Free Section 1035 Exchanges......   20
  When Life Insurance Coverage Begins..   20
  How the Policy Is Available..........   20
  How the Policy Works.................   20
LIFE INSURANCE BENEFITS................   21
  Your Policy Proceeds.................   21
  Your Life Insurance Benefit..........   22
     Life Insurance Benefit Past Age
       100.............................   22
     Selection of Life Insurance
       Benefit Table...................   23
     The Effect of Investment
       Performance on the Life
       Insurance Benefit...............   23
     Changing Your Life Insurance
       Benefit Option..................   24

                                         PAGE
                                         ----
     Changing the Face Amount of Your
       Policy..........................   26
CASH VALUE AND CASH SURRENDER VALUE....   27
  Cash Value...........................   27
     Amount in the Separate Account....   27
     Amount in the Fixed Account.......   28
     Investment Return.................   28
  Cash Surrender Value.................   28
  Alternative Cash Surrender Value.....   29
LOANS..................................   30
  Your Policy as Collateral for the
     Loan..............................   30
  Loan Interest........................   30
  Interest on the Cash Value Held as
     Collateral........................   30
  When Loan Interest is Due............   31
  Loan Repayment.......................   31
  The Effects of a Policy Loan.........   31
PARTIAL SURRENDERS.....................   32
  Amount Available for a Partial
     Surrender.........................   32
  Requesting a Partial Surrender.......   32
  When Is the Partial Surrender
     Effective.........................   32
  Partial Surrender Fee................   32
  Allocation of Partial Surrender and
     Fee...............................   33
  The Effects of a Partial Surrender...   33
FULL SURRENDERS........................   34
  Requesting a Full Surrender..........   34
  When is the Surrender Effective......   34
ADDITIONAL BENEFITS THROUGH RIDERS AND
  OPTIONS..............................   34
  How the Riders Are Available.........   34
  Guaranteed Minimum Death Benefit
     Rider.............................   35
  Living Benefits Rider................   36
  Supplementary Term Rider.............   36
  Scheduled Term Insurance Rider.......   38
  Life Extension Benefit Rider.........   39
  Level First-to-Die Term Rider (SVUL
     Policies Only)....................   39
  Spouse's Paid-Up Insurance Purchase
     Option Rider (VUL Policies
     Only).............................   39
  Policy Split Option..................   40
PREMIUMS...............................   41

                                         PAGE
                                         ----
  Premium Allocation...................   42
  Payments Returned for Insufficient
     Funds.............................   43
  Termination..........................   43
  Late Period..........................   43
  No-Lapse Guarantee Benefit...........   43
  Reinstatement Option.................   44
INVESTMENTS............................   45
  The Separate Account.................   45
  Additions, Deletions or Substitutions
     of Investments....................   49
  Reinvestment.........................   49
  The Fixed Account....................   49
  Interest Credited on Amounts in the
     Fixed Account.....................   49
  Assets in the Fixed Account..........   50
  Transfers Between Investment
     Divisions and/or the Fixed
     Account...........................   50
  Limits on Transfers..................   51
  Requesting a Transfer................   51
  Dollar Cost Averaging................   52
  Automatic Asset Reallocation.........   52
  Interest Sweep.......................   53
POLICY PROCEEDS........................   54
  Beneficiary..........................   54
  When We Pay Proceeds.................   54
  Payment Options......................   55
  Payees...............................   56
ADDITIONAL POLICY PROVISIONS...........   56
  Limits on Our Rights to Challenge
     Your Policy.......................   56
  Suicide..............................   56
  Misstatement of Age or Sex...........   57
  Assignment...........................   57
FREE LOOK..............................   57
EXCHANGE PRIVILEGE.....................   57

                                         PAGE
                                         ----
ADDITIONAL PROVISIONS REGARDING THE
  SEPARATE ACCOUNT.....................   58
  Your Voting Rights...................   58
  Our Rights...........................   59
FEDERAL INCOME TAX CONSIDERATIONS......   59
  Our Intent...........................   59
  Tax Status of NYLIAC and the Separate
     Account...........................   60
  Charges for Taxes....................   60
  Diversification Standards and Control
     Issues............................   60
  Life Insurance Status of Policy......   61
  Modified Endowment Contract Status...   61
  Status of Policy After Insured is Age
     100...............................   62
  Policy Full Surrenders and Partial
     Surrenders........................   63
  Policy Loans and Interest
     Deductions........................   63
  Corporate Owners.....................   64
  Exchanges or Assignment of
     Policies..........................   64
  Reasonableness Requirement for
     Charges...........................   64
  Living Benefits Rider................   64
  Other Tax Issues.....................   65
  Qualified Plans......................   65
  Withholding..........................   65
ABOUT NYLIAC...........................   65
  Directors and Principal Officers of
     NYLIAC............................   66
  Records and Reports..................   69
  Sales of the Policies................   69
  Legal Proceedings....................   70
  Experts..............................   70
FINANCIAL STATEMENTS...................  F-1
Appendix A: Variations by
  Jurisdictions........................  A-1

                               IMPORTANT NOTICES

   THE POLICIES ARE NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

   REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR
   ADVANTAGE.

   IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW MONEY TO PURCHASE THE POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit used to calculate the value in the Investment Divisions.

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount can never be less than zero.

ALLOCATION ALTERNATIVES: The 40 Investment Divisions available through the Separate Account, and the Fixed Account.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand face amount charges amortized over the first ten policy years.

BENEFICIARY:  The person or persons you name to receive the Policy Proceeds.

CASH SURRENDER VALUE: The Cash Value less any unpaid loans and accrued interest.

CASH VALUE: The policy's value in the Separate Account plus the value in the Fixed Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the owner at time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates. Assets in the Fixed Account are supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND: An open-end management investment company, which makes one or more of its mutual fund portfolios available for investment through the Policies.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, and gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit as calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge, cost of insurance charge, mortality and expense risk charge, per thousand face amount charge, if any, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue

Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment.

NON-QUALIFIED POLICY: A policy that is issued to persons or entities other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid for the policies as well as premiums paid under certain other policies.

SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.

TARGET FACE AMOUNT: An amount equal to the policy's Face Amount plus the Supplementary Term Rider term insurance face amount, if any.

TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of Target Premium is derived from the policy's Face Amount. The Target Premium may change if the policy's Face Amount is increased or decreased.

WE OR OUR:  NYLIAC.

                           SUMMARY OF POLICY FEATURES

     EACH POLICY IS A LEGAL CONTRACT BETWEEN YOU AND NYLIAC. THE CONTRACT CONSISTS OF THE APPLICATION FOR THE POLICY, THE POLICY, AND ANY RIDERS AND ENDORSEMENTS ATTACHED TO IT. THE TERMS OF YOUR POLICY AND RIDERS QUALIFY THE FOLLOWING SUMMARY. THE POLICIES ARE ALSO SUBJECT TO THE INSURANCE LAWS AND REGULATIONS OF EACH JURISDICTION IN WHICH THEY ARE SOLD. AS A RESULT, CERTAIN TERMS OF THESE POLICIES MAY VARY BY JURISDICTION. APPENDIX A LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO VUL AND SVUL. YOU SHOULD REVIEW THIS LIST TO DETERMINE IF ANY OF THESE VARIATIONS APPLY TO YOUR POLICY.

     THIS PROSPECTUS DESCRIBES TWO DIFFERENT POLICIES ISSUED BY NYLIAC. THE VUL POLICY INSURES ONE PERSON AND PAYS A DEATH BENEFIT UPON THAT PERSON'S DEATH. THE SVUL POLICY INSURES TWO PEOPLE AND PAYS A DEATH BENEFIT UPON THE DEATH OF THE SECOND PERSON. THROUGHOUT THIS PROSPECTUS THAT SECOND PERSON IS DESCRIBED AS THE LAST SURVIVING INSURED. OTHER DIFFERENCES BETWEEN THE VUL AND SVUL POLICIES ARE NOTED IN THIS PROSPECTUS.

     PLEASE REFER TO YOUR POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

 POLICY PROCEEDS -- When the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the beneficiary of your policy an amount equal to your policy's Life Insurance Benefit, plus any rider death benefits and less any outstanding loans (including any accrued loan interest).

-- LIFE INSURANCE BENEFIT OPTIONS

   You can select one of three Life Insurance Benefit options.

  - Option 1--a level benefit equal to your policy's Face Amount.

  - Option 2--a benefit which varies and equals the sum of your policy's Face Amount plus the Cash Value.

  - Option 3--a benefit which varies and equals the sum of your policy's Face Amount plus the Adjusted Total Premium.

    Under any option, a higher Life Insurance Benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code.

-- POLICY MINIMUM TARGET FACE AMOUNTS

   Within limits, you may increase or decrease the Face Amount of your policy. The minimum Target Face Amount is $1,000,000 for VUL and $2,000,000 for SVUL. The minimum Face Amount is $250,000 for both VUL and SVUL. Decreases in Face Amount which you request are limited by these minimum requirements.

 RIDER BENEFITS -- You may apply for the following additional rider benefits:

-- Guaranteed Minimum Death Benefit Rider   -- Scheduled Term Insurance Rider
-- Living Benefits Rider                    -- Life Extension Benefit Rider
-- Supplementary Term Rider                 -- Level First-To-Die Term Rider (SVUL
                                               policies only)

The Spouse's Paid-Up Insurance Purchase Option Rider is automatically included in VUL policies subject to availability in each jurisdiction. This rider is not available on the SVUL policy.

     See ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS for a discussion of the Rider Benefits including costs and details on factors to consider when selecting the Supplementary Term Rider.

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether the rider(s) is (are) available in your jurisdiction.

 LOANS -- You can borrow an amount equal to ((100% - a) X b) - c, where:

         a = the current loan interest rate

         b = the policy's Cash Surrender Value; and

         c = the sum of three months of Monthly Deductions.

Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. Amounts securing any unpaid loan may earn a different interest rate than other amounts in the Fixed Account. For the first ten Policy Years, the interest rate we currently expect to credit on the loaned amounts is 1% lower than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the interest we currently expect to credit on the loaned amounts is 0.25% lower than the interest rate we charge for loan interest. These rates are not guaranteed. We guarantee the interest rate we credit on the loaned amounts will never be less than 2% lower than the interest rate we charge for loan interest.

 PARTIAL SURRENDERS -- You may request a partial surrender from your policy's Cash Surrender Value at any time, within limits. We reserve the right to charge a processing fee for each partial surrender.

 SURRENDERS -- You may surrender your policy for its full Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.

 PREMIUMS -- You can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. The initial minimum premium is shown on the Policy Data Page. This amount is impacted by the Target Face Amount of the policy. The minimum Target Face Amount for VUL is $1,000,000 and the minimum Target Face Amount for SVUL is $2,000,000. However, under certain conditions, you may be required to make additional premium payments to keep your policy from terminating.

 DEDUCTIONS AND CHARGES -- Three types of deductions and charges are made from your policy: deductions from premiums, monthly deductions from Cash Value, and fund charges. We may also deduct charges for partial surrenders and transfers.

DEDUCTIONS FROM PREMIUMS

1.SALES EXPENSE CHARGE

  We deduct a sales expense charge from each premium payment. The charge is a percentage of your premium payment and is based on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page. The Target Premium may change if the Face Amount of the policy is increased or decreased.

  - Premiums Up to the Target Premium--In Policy Year 1, the sales expense charge is assessed on each premium payment up to the Target Premium at a rate not to exceed 56.75% of the premium payment. In Policy Years 2-5 the sales expense charge is assessed on each premium payment up to the Target Premium at a rate not to exceed 26.75% of the premium payment. In Policy Years 6 and beyond, the sales expense charge is assessed on each premium payment up to the Target Premium at a rate not to exceed 1.75% of the premium payment.

  - Premiums Over the Target Premium--In Policy Years 1-5, the sales expense charge for premium payments over the Target Premium is assessed at a rate not to exceed 3.75% of the premium payment. In Policy Years 6 and beyond, the sales expense charge for premium payments over the Target Premium is assessed at a rate not to exceed 1.75% of the premium payment.

2.STATE TAX CHARGE

   We currently deduct 2% of each premium payment you make as a state tax charge. We may increase this charge to reflect changes in applicable law.

3.FEDERAL TAX CHARGE

   For Non-Qualified Policies, we deduct 1.25% of each premium payment you make as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

1.MONTHLY CONTRACT CHARGE

   Each Monthly Deduction Day we deduct a monthly contract charge not to exceed $100 per month during the first Policy Year, and $50 per month in later Policy Years. If the Target Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25.

2.COST OF INSURANCE PROTECTION CHARGE

   Each Monthly Deduction Day we deduct a charge for cost of insurance protection. This charge is equal to the net amount at risk (the difference between the current Life Insurance Benefit of your policy and its Cash Value) multiplied by a monthly cost of insurance rate. We determine the monthly cost of insurance rate based on the insured's issue age, sex, underwriting class and the Policy Year. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. If the Target Face Amount falls below $1,000,000, the current cost of insurance charges will be higher.

3.MORTALITY AND EXPENSE RISK CHARGE

   Each Monthly Deduction Day we deduct a mortality and expense risk charge that varies based on the age of the policy and the Separate Account Value. The charge is calculated by multiplying the Separate Account Value by a certain percentage. In Policy Years 1-10 this percentage currently ranges from .35% to .65% of the Separate Account Value; in Policy Years 11-20 this percentage ranges from .25% to

  .55% of the Separate Account Value; and in Policy Years 21 and beyond this percentage ranges from .05% to .35% of the Separate Account Value. If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is increased by .30% in Policy Years 1-10. See DEDUCTIONS AND
  CHARGES -- Deductions from Cash Value -- Mortality and Expense Risk Charge, for specific charges within these stated ranges.

   We guarantee that the mortality and expense risk charge will never exceed an annual rate of 1.0% of the Separate Account Value.

4.MONTHLY PER THOUSAND FACE AMOUNT CHARGE

   Each Monthly Deduction Day during the first five Policy Years, we deduct a per thousand face amount charge. This charge will not exceed $0.03 per $1,000 of the policy's base Face Amount plus the term insurance benefit of any riders. The per thousand face amount charge is not assessed against the Level First-to-Die Term Rider available with SVUL.

5.RIDER CHARGES

   Each Monthly Deduction Day, we will deduct any charges for any optional riders you have chosen.

FUND CHARGES--Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and charges are described in the accompanying fund's prospectuses. See DEDUCTIONS AND CHARGES -- FUND CHARGES for a list of these charges.

 INVESTMENTS -- The balance of your premium payment after we deduct the premium expense charges is called your net premium. We allocate your net premium among the forty Investment Divisions available under the policy and the Fixed Account, based on your instructions. You may not invest in more than 21 Allocation Alternatives, including the Fixed Account, at any one time. The forty Investment Divisions available under your policy are:

-- MainStay VP Bond                                 -- Fidelity VIP Equity-Income (Initial
-- MainStay VP Capital Appreciation                 Class)
-- MainStay VP Cash Management                      -- Fidelity VIP Growth (Initial Class)
-- MainStay VP Convertible                          -- Fidelity VIP Index 500 (Initial Class)
-- MainStay VP Government                           -- Fidelity VIP Investment Grade Bond
-- MainStay VP Growth Equity                        (Initial Class)*
-- MainStay VP High Yield Corporate Bond            -- Fidelity VIP Mid Cap (Initial Class)
-- MainStay VP Indexed Equity                       -- Fidelity VIP Overseas (Initial Class)
-- MainStay VP Total Return                         -- Janus Aspen Series Aggressive Growth
-- MainStay VP Value                                -- Janus Aspen Series Balanced
-- MainStay VP American Century Income & Growth     -- Janus Aspen Series Worldwide Growth
-- MainStay VP Dreyfus Large Company Value          -- MFS(R) Investors Trust Series
-- MainStay VP Eagle Asset Management Growth        -- MFS(R) New Discovery Series*
Equity                                              -- MFS(R) Research Series
-- Alger American Leveraged All Cap                 -- MFS(R) Utilities Series
-- Alger American Small Capitalization              -- Neuberger Berman AMT Mid-Cap Growth
-- American Century VP Value (Class II)*            -- T. Rowe Price Equity Income
-- American Century VP International (Class II)*    -- T. Rowe Price Limited-Term Bond*
-- Dreyfus IP Technology Growth (Initial Shares)    -- Van Eck Worldwide Hard Assets*
-- Dreyfus VIF Small Cap (Initial Shares)*          -- Van Kampen UIF Emerging Markets Debt*
-- Fidelity VIP Contrafund(R) (Initial Class)       -- Van Kampen UIF Emerging Markets Equity
                                                    -- Van Kampen UIF U.S. Real Estate*

---------------
* These Investment Divisions will be available on May 6, 2002.

     You may adjust your allocation to various Investment Divisions and/or the Fixed Account by changing your premium allocation percentages or making transfers among these options, within limits.

 FREE LOOK PERIOD -- You have the right to examine your policy. If you are not satisfied with it, you can cancel it within twenty days. If you cancel the policy, we will refund the greater of the Cash Value of your policy or the total premiums you have paid, less any loans or partial surrenders you have taken. Free look periods vary by jurisdiction.

 INCOME TAX EFFECT -- Generally, life insurance benefits are not currently subject to federal income tax. The earnings on the amount you invest in the Investment Divisions and the Fixed Account are also generally not subject to income tax as long as they remain invested in the policy. If you take a partial surrender, full surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may also incur taxable income if your policy becomes a modified endowment contract and you take a policy loan. You should consult your tax adviser for further information.

 COMPENSATION -- For information concerning compensation paid for the sales of the policies, see "Sales of the Policies."

 OTHER POLICIES -- We offer other variable life insurance policies that also may invest in the same (or many of the same) portfolios offered under this Policy. These policies offer different benefits and have different charges that could affect the Policy's performance.

                             DEDUCTIONS AND CHARGES

     Certain charges and deductions are made from your policy to cover the cost of providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in issuing the policy. Three types of charges are deducted from your policy:

     -- deductions from premiums,

     -- deductions from Cash Value, and

     -- Fund charges (deducted by the Funds).

     All charges are described in the following table. The charges shown under the "Current" column reflect the charges we currently expect to assess. We may change these charges at our sole discretion. However, we will never increase the charges over the amounts shown under the "Guaranteed Maximum" column.

                       SUMMARY OF DEDUCTIONS AND CHARGES

                                                        CURRENT                    GUARANTEED MAXIMUM
                                                        -------                    ------------------
   DEDUCTIONS FROM PREMIUMS
   ---------------------------------
     Sales Expense Charge
       Up to Target Premium                 56.75% in Policy Year 1          56.75% in Policy Year 1
         (as a % of premium payment)        26.75% in Policy Years 2 - 5     26.75% in Policy Years 2 - 5
                                            1.75% in Policy Year 6           1.75% in Policy Year 6
                                            0.75% in Policy Years 7+         1.75% in Policy Years 7+
       Over Target Premium                  2.75% in Policy Years 1 - 5      3.75% in Policy Years 1 - 5
         (as a % of premium payment)        1.75% in Policy Years 6          1.75% in Policy Year 6
                                            0.75% in Policy Years 7+         1.75% in Policy Years 7+
     State Tax Charge
       (as a % of premium payment)          2%                               May Vary
     Federal Tax Charge
       Non-Qualified Policies               1.25%                            May Vary
         (as a % of premium payment)
       Qualified Policies                   None                             None
   DEDUCTIONS FROM CASH VALUE
   -----------------------------------
     Monthly Contract Charge                $100 in Policy Year 1            $100 in Policy Year 1
                                            $50 in Policy Years 2+(1)        $50 in Policy Years 2+
     Cost of Insurance Charge               Based on current rates(2)        Based on guaranteed rates
     Mortality & Expense Risk Charge        Up to .65% in Policy Years       1.00%
       (as a % of Separate Account Value)   1 - 10(3)

                                            Up to .55% in Policy Years       1.00%
                                            11 - 20

                                            Up to .35% in Policy Years 21+   1.00%
     Per Thousand Face Amount Charge (per   $0.03 in Policy Years 1 - 5      $0.03
       $1,000 of Face Amount plus any term  $0 in Policy Years 6+
       insurance benefit)
     Guaranteed Minimum Death Benefit       $0.01 per $1,000 multiplied by   $0.01 per $1,000 multiplied by
       Rider Charge                         the Face Amount                  the Face Amount
     Supplementary Term Rider Charge        Rider Cost of Insurance rate     Rider Cost of Insurance rate
                                            multiplied by the term           multiplied by the term
                                            insurance benefit of this rider  insurance benefit of this rider
     Other Rider Charges                    Vary                             Vary
   OTHER CHARGES
   ------------------
     Partial Surrender Fee                  $0                               $25 for each partial surrender
                                                                             taken
     Transfer Charge                        $0                               $30 per transfer after 12 in
                                                                             any Policy Year
   FUND CHARGES
   -----------------
     (see DEDUCTIONS AND CHARGES -- FUND    Vary                             Vary
       CHARGES)

------------

(1) If the Target Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.
(2) If the Target Face Amount falls below $1,000,000, the cost of insurance charges will increase.
(3) If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is increased by .30% in Policy Years 1 - 10.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges of the Eligible Portfolios that are provided by the Funds or their agents, which are based on 2001 expenses. Actual expenses may vary.


                                                                MAINSTAY VP    MAINSTAY VP
                                                  MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP
                                                     BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT
                                                  -----------   ------------   -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.25%         0.36%          0.25%         0.36%         0.30%
  Administration Fees...........................     0.20%         0.20%          0.20%         0.20%         0.20%
  12b-1 Fees....................................     0.00%         0.00%          0.00%         0.00%         0.00%
  Other Expenses................................     0.07%         0.07%          0.09%         0.11%         0.10%
  Total Fund Annual Expenses....................     0.52%         0.63%          0.54%         0.67%         0.60%

                                                                MAINSTAY VP
                                                  MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                                    GROWTH       CORPORATE      INDEXED
                                                    EQUITY         BOND         EQUITY
                                                  -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.25%         0.30%         0.10%
  Administration Fees...........................     0.20%         0.20%         0.20%
  12b-1 Fees....................................     0.00%         0.00%         0.00%
  Other Expenses................................     0.05%         0.08%         0.07%
  Total Fund Annual Expenses....................     0.50%         0.58%         0.37%

                                                                              MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                                               AMERICAN       DREYFUS     EAGLE ASSET     ALGER
                                                  MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT    AMERICAN
                                                     TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH      LEVERAGED
                                                    RETURN         VALUE        GROWTH         VALUE        EQUITY       ALL CAP
                                                  -----------   -----------   -----------   -----------   -----------   ---------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.32%         0.36%         0.50%         0.60%         0.50%        0.85%
  Administration Fees...........................     0.20%         0.20%         0.20%         0.20%         0.20%        0.00%
  12b-1 Fees....................................     0.00%         0.00%         0.00%         0.00%         0.00%        0.00%
  Other Expenses................................     0.07%         0.08%         0.18%         0.19%         0.10%        0.07%
  Total Fund Annual Expenses....................     0.59%         0.64%         0.88%         0.99%         0.80%        0.92%


                                                      ALGER
                                                     AMERICAN        AMERICAN
                                                      SMALL         CENTURY VP
                                                  CAPITALIZATION   INTERNATIONAL
                                                  --------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................      0.85%            1.19%(b)
  Administration Fees...........................      0.00%            0.00%
  12b-1 Fees....................................      0.00%            0.25%
  Other Expenses................................      0.07%            0.00%
  Total Fund Annual Expenses....................      0.92%            1.44%

                                                                DREYFUS
                                                   AMERICAN        IP        DREYFUS      FIDELITY      FIDELITY VIP   FIDELITY
                                                  CENTURY VP   TECHNOLOGY      VIF           VIP          EQUITY-        VIP
                                                    VALUE        GROWTH     SMALL CAP   CONTRAFUND(R)      INCOME       GROWTH
                                                  ----------   ----------   ---------   -------------   ------------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.86%(b)     0.75%        0.75%         0.58%          0.48%        0.50%
  Administration Fees...........................    0.00%        0.00%        0.00%         0.00%          0.00%        0.00%
  12b-1 Fees....................................    0.25%        0.00%        0.00%         0.00%          0.00%        0.00%
  Other Expenses................................    0.00%        0.12%        0.04%         0.10%          0.10%        0.10%
  Total Fund Annual Expenses....................    1.11%        0.87%(c)     0.79%(c)      0.68%(d)       0.58%(d)     0.68%(d)

                                                               FIDELITY
                                                                 VIP
                                                  FIDELITY    INVESTMENT
                                                     VIP        GRADE
                                                  INDEX 500      BOND
                                                  ---------   ----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.24%       0.43%
  Administration Fees...........................    0.00%       0.00%
  12b-1 Fees....................................    0.00%       0.00%
  Other Expenses................................    0.11%       0.11%
  Total Fund Annual Expenses....................    0.35%(e)    0.54%(d)

                                                                        JANUS ASPEN                 JANUS ASPEN    MFS(R)
                                                  FIDELITY   FIDELITY     SERIES      JANUS ASPEN     SERIES      INVESTORS
                                                    VIP        VIP      AGGRESSIVE      SERIES       WORLDWIDE      TRUST
                                                  MID CAP    OVERSEAS     GROWTH       BALANCED       GROWTH       SERIES
                                                  --------   --------   -----------   -----------   -----------   ---------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................   0.58%      0.73%        0.65%         0.65%         0.65%        0.75%
  Administration Fees...........................   0.00%      0.00%        0.00%         0.00%         0.00%        0.00%
  12b-1 Fees....................................   0.00%      0.00%        0.00%         0.00%         0.00%        0.00%
  Other Expenses................................   0.11%      0.19%        0.02%         0.01%         0.04%        0.15%
  Total Fund Annual Expenses....................   0.69%(d)   0.92%(d)     0.67%         0.66%         0.69%        0.90%(f)


                                                     MFS(R)        MFS(R)
                                                  NEW DISCOVERY   RESEARCH
                                                     SERIES        SERIES
                                                  -------------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................      0.90%        0.75%
  Administration Fees...........................      0.00%        0.00%
  12b-1 Fees....................................      0.00%        0.00%
  Other Expenses................................      0.19%        0.15%
  Total Fund Annual Expenses....................      1.09%(f)     0.90%(f)

                                                                                                                      VAN
                                                              NEUBERGER                                              KAMPEN
                                                               BERMAN                      T. ROWE       VAN ECK      UIF
                                                   MFS(R)        AMT        T. ROWE         PRICE       WORLDWIDE   EMERGING
                                                  UTILITIES    MID-CAP    PRICE EQUITY   LIMITED-TERM     HARD      MARKETS
                                                   SERIES      GROWTH        INCOME          BOND        ASSETS       DEBT
                                                  ---------   ---------   ------------   ------------   ---------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.75%       0.84%        0.85%(g)       0.70%(g)      1.00%      0.80%
  Administration Fees...........................    0.00%       0.00%        0.00%          0.00%         0.00%      0.25%
  12b-1 Fees....................................    0.00%       0.00%        0.00%          0.00%         0.00%      0.00%
  Other Expenses................................    0.18%       0.07%        0.00%          0.00%         0.18%      0.12%
  Total Fund Annual Expenses....................    0.93%(f)    0.91%        0.85%          0.70%         1.18%      1.17%

                                                    VAN
                                                   KAMPEN
                                                    UIF          VAN
                                                  EMERGING     KAMPEN
                                                  MARKETS     UIF U.S.
                                                   EQUITY    REAL ESTATE
                                                  --------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................   1.25%        0.80%
  Administration Fees...........................   0.25%        0.25%
  12b-1 Fees....................................   0.00%        0.00%
  Other Expenses................................   0.62%        0.10%
  Total Fund Annual Expenses....................   2.12%(h)     1.15%(h)

------------
(a) The Fund or its agents provided the fees and charges which are based on 2001 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as Fund assets increase.
(c) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(d) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.
(e) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.
(f) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.89% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Research Series and 0.92% for Utilities Series. In addition, MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement already described), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(g) "Advisory Fees" include the ordinary operating expenses of the Fund.
(h) The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: Emerging Markets Equity Portfolio 0.98%, 0.25%, 0.62%, 1.85% and U.S. Real Estate Portfolio 0.75%, 0.25%, 0.10%,
     1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will also deduct a federal tax charge.

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover expenses associated with the sale of the policies. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance protection charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on the age of your policy and on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy. Your Target Premium is found on page 2 of your Policy.

CURRENT SALES EXPENSE CHARGE

     Premiums Up to the Target Premium--We currently deduct a sales expense charge of 56.75% of the premium payment in Policy Year 1 up to the Target Premium; 26.75% of the Premium Payment in Policy Years 2-5 up to the Target Premium; 1.75% of the premium payment in Policy Year 6 up to the Target Premium; and 0.75% of the premium payment in Policy Years 7 and beyond up to the Target Premium.

     Premiums Over the Target Premiums--Once premiums equal to the Target Premium for the Policy Year have been paid, we deduct a sales expense charge of 2.75% from any additional premiums paid in that Policy Year for Policy Years 1-5; 1.75% from any additional premiums paid in Policy Year 6; and 0.75% from any additional premiums paid in Policy Years 7 and beyond.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners. We deduct 2% of each premium payment you make to cover these state taxes. The 2% we deduct for state tax charges may not reflect the actual tax charges in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a mortality and expense risk charge, a per thousand face amount charge, and a rider charge for the cost of any additional riders.

     We will deduct these charges from the Cash Value of your policy on the Monthly Deduction Day. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct these charges proportionately from the amount in the Investment Divisions and any unloaned amount in the Fixed Account. You may instruct us to deduct the policy's monthly cash value charges first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the value in the MainStay VP Cash Management Investment Division and/or the Fixed Account you have chosen is insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and any unloaned amount in the Fixed Account in proportion to the amounts in these investment options.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners. This charge will not exceed $100 per month from policies in their first Policy Year and will not exceed $50 per month from policies in later Policy Years. If the Target Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance benefits to you.

     The cost of insurance charge is calculated by multiplying the net amount at risk on the Monthly Deduction Day by the monthly cost of insurance rate which applies to the insured at that time and then adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting). The net amount at risk is equal to the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value.

     Your cost of insurance charge will vary from month to month depending upon the life insurance benefit option you elected and your policy's Cash Value. In addition, the current cost of insurance charges are higher if the policy's Target Face Amount falls below $1,000,000.

     We calculate the cost of insurance separately for the initial face amount and for any increase in the face amount. If you request and we approve an increase in your policy's face amount, a different underwriting class (and therefore cost of insurance charge) may apply to the increase.

     The amount of the cost of insurance charge is based on the current monthly cost of insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Unismoke Mortality Table. If the insured is age 18 or higher when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

     The guaranteed rates for insureds in substandard underwriting classes are higher than for underwriting classes described above. We base the current monthly cost of insurance rates on such factors as issue age, sex, underwriting class, and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a mortality and expense risk charge from the Separate Account Value to cover our mortality and expense risk.

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

CURRENT MORTALITY AND EXPENSE RISK CHARGE

     In Policy Years 1-10 we currently deduct a mortality and expense risk charge that is equal to an annual rate of up to .65% of the Separate Account Value. If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is increased by .30% in Policy Years 1-10. In Policy Years 11-20 the charge is equal to an annual rate of up to .55% of the Separate Account Value; in Policy Years 21+ the charge is equal to an annual rate of up to .35% of the Separate Account Value.

     The rate used to calculate the mortality and expense risk charge will be reduced based on the policy's Separate Account Value as follows:

                   SEPARATE ACCOUNT VALUE                     REDUCTION IN RATE
                   ----------------------                     -----------------
less than $1,000,000........................................        0.00%
at least $1,000,000 but less than $5,000,000................        0.20%
at least $5,000,000 but less than $10,000,000...............        0.25%
$10,000,000 or more.........................................        0.30%

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 1.00% of the average daily net asset value of each Investment Division.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each month during the first five Policy Years, we deduct a per thousand face amount charge. This charge is equal to $0.03 per $1,000 of the policy's Face Amount plus any term insurance benefit. We do not currently deduct a per thousand face amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand face amount charge will never exceed $0.03 per $1,000 for any Policy Year. The per thousand face amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each Monthly Deduction Day, we will deduct charges from the Cash Value of your policy for any optional rider benefits you have chosen. We do not deduct a monthly charge for the Living Benefits Rider or the Spouse's Paid-Up Insurance Purchase Option Rider. However, we will deduct a $150 administrative fee if you receive an accelerated death benefit under the Living Benefits Rider. The following riders are available under the policies. See ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS for a full description of the riders.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1,000 multiplied by the policy's Face Amount. The charge can be found on the Policy Data Page. This rider is not available if you have the Supplementary Term Rider, the Scheduled Term Insurance Rider, or the Level First-to-Die Term Rider.

SUPPLEMENTARY TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit for this rider. The guaranteed rates can be found on the Policy Data Page. This rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

SCHEDULED TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance death benefit for this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

LIFE EXTENSION BENEFIT RIDER CHARGE

     If you have this rider, beginning on the policy anniversary when the insured is age 90 (under VUL) or when the younger insured is or would have been age 90 (under SVUL) and ending on the policy anniversary when the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under
SVUL), we will deduct a charge equal to a percentage of the policy's cost of insurance charges and term insurance cost of insurance charges, excluding the Level First-to-Die Term Rider if any. This percentage will vary by sex and underwriting class. This percentage can be found on the Policy Data Page.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE (SVUL POLICIES ONLY)

     If you have this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider. The guaranteed rates for this rider can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

OTHER CHARGES FOR FEDERAL INCOME TAXES

     Although we deduct a charge from premium payments for Non-Qualified Policies to cover federal taxes, we do not currently deduct any charges from the Investment Divisions for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability attributable to the Investment Divisions.

                      GENERAL DESCRIPTION OF THE POLICIES

     The policies provide life insurance protection on the named insured(s), and pay Policy Proceeds when that insured (under VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policies offer:

    -- flexible premium payments, where you select the timing and amount of the premium;

    -- a choice of three life insurance benefit options;

    -- loan and partial surrender privileges;

    -- the ability to increase or decrease the policy's Face Amount of insurance;

    -- additional benefits through the use of riders; and

    -- a selection of premium and expense allocation alternatives, including forty variable Investment Divisions, and a Fixed Account with a guaranteed minimum interest rate.

TAX-FREE 'SECTION 1035' EXCHANGES

     You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

HOW THE POLICY IS AVAILABLE

     NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life are available to our policyowners as either a Non-Qualified or Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded as it relates to such policies.

HOW THE POLICY WORKS

     We will pay your beneficiary the Policy Proceeds if your policy is still in effect when the insured (under VUL) or the last surviving insured (under SVUL) dies. Your policy will stay in effect so long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly charges. Your policy could lapse without value if the Cash Surrender Value is not sufficient to pay the monthly policy charges and you do not pay a sufficient premium during the late period. The following example demonstrates how we determine the Cash Surrender Value of your policy.

                                    EXAMPLE

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $5,000,000, with a Target Premium of $82,900, who has selected life insurance benefit option 1, and the guideline premium test, assuming current charges and a 10% hypothetical gross annual investment return. There is no guarantee that the current charges illustrated below will continue.


PREMIUM PAID                                            $1,000,000.00
  Less sales expense charge                                (72,266.00)
  Less state tax charge (2%)                               (20,000.00)
  Less Federal tax charge (1.25%) (if                      (12,500.00)
       applicable)
------------------------------------------              -------------

NET PREMIUM                                               $895,234.00
  Less total annual mortality and expense                   (6,023.29)
       risk charge
  Less total annual monthly cost of                         (2,393.13)
       insurance charge (varies monthly)
  Less total annual monthly contract                        (3,000.00)
       charge
  Plus net investment performance (earned                   81,003.07
       from the Investment Divisions
       and/or the Fixed Account) (varies
       daily)
------------------------------------------              -------------

CASH VALUE (end of Policy Year 1)                         $964,820.65

     Depending on the actual premiums paid, and the timing and degree of fluctuation in actual investment returns, the actual policy values could be more or less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.
                            LIFE INSURANCE BENEFITS

YOUR POLICY PROCEEDS

     We will pay Policy Proceeds to your beneficiary when we receive satisfactory proof that the insured (under VUL) or last surviving insured (under
SVUL) died. The Policy Proceeds will equal:

            1)  the Life Insurance Benefit calculated under the life
                insurance benefit option you have chosen;
    plus    2)  any additional death benefits under the riders you have; and
    less    3)  any outstanding loans (including any accrued loan interest)
                on the policy.

     We will pay interest on the Policy Proceeds from the date the insured (under VUL) or last surviving insured (under SVUL) died until the date we pay the Policy Proceeds or the date when the payment option you have chosen becomes effective.

YOUR LIFE INSURANCE BENEFIT

     Under your policy, the Life Insurance Benefit depends on the life insurance benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option will vary and is equal to the sum of the policy's Face Amount plus the policy's Cash Value.

     OPTION 3-- The Life Insurance Benefit under this Option will vary and is equal to the sum of the policy's Face Amount plus the Adjusted Total Premium.

     The Life Insurance Benefit under Option 2 or 3 will vary with the policy's Cash Value or Adjusted Total Premium, respectively, but your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the insured's date of death (under VUL) or the last surviving insured's date of death (under SVUL).

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of Section 7702 of the Internal Revenue Code (see SELECTION OF LIFE INSURANCE BENEFIT TABLE, below), and assuming the same face amount and premium payments under both options:

        - If you choose Option 1, your Life Insurance Benefit will not vary in amount and you will generally have lower total policy cost of insurance charges and lower Policy Proceeds than if you choose Option 2 or 3.

        - If you choose Option 2 or Option 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than if you choose Option 1.

LIFE INSURANCE BENEFIT PAST AGE 100

     Unless the Life Extension Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL), the policy's Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy. Interest will accrue on the Cash Value allocated to the Fixed Account at the guaranteed rate. Fund charges will continue to apply to Cash Value that remains in the Investment Divisions. Other than monthly mortality and expense risk changes, no other monthly charges will be deducted past the policy anniversary on which the insured is age 100 (under
VUL) or younger insured is or would have been age 100 (under SVUL). The federal income tax treatment of a life insurance contract is uncertain after the insured is age 100. See FEDERAL INCOME TAX CONSIDERATIONS -- STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, your Life Insurance Benefit may be greater if the minimum percentage of the policy's Cash Value necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code is greater than the amount calculated under the option you have chosen. In general, this higher Life Insurance Benefit will be the Cash Value of your policy multiplied by the minimum percentage required by Section 7702 of the Internal Revenue Code. (You can find this percentage on the Policy Data Page).

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

THE EFFECT OF INVESTMENT PERFORMANCE ON THE LIFE INSURANCE BENEFIT

     Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the policy's Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the policy's Face Amount, so long as the policy remains in force.

 EXAMPLE 1:

     The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that life insurance benefit option 1 and the guideline premium tax qualification test have been selected, and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value on Date of
    Death................  $  500,000  $  400,000
(3) Percentage on Date of
    Death from the
    Guideline Premium
    Corridor Table.......        215%        215%
(4) Cash Value multiplied
    by Percentage from
    the Guideline Premium
    Corridor Table.......  $1,075,000  $  860,000
(5) Life Insurance
    Benefit = Greater of
    (1) and (4)..........  $1,075,000  $1,000,000

EXAMPLE 2:

     The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that life insurance benefit option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                           POLICY A    POLICY B
(1) Face Amount.........  $1,000,000  $1,000,000
(2) Cash Value on Date
    of Death............  $  500,000  $  300,000
(3) Percentage on Date
    of Death from CVAT
    Table...............        307%        307%
(4) Cash Value
    multiplied by
    Percentage from CVAT
    Table...............  $1,535,000  $  921,000
(5) Life Insurance
    Benefit = Greater of
    (1) and (4).........  $1,535,000  $1,000,000

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the life insurance benefit option for your policy to Option 1 or Option 2 while the insured is alive (under VUL) or while both insureds are alive (under SVUL). Option changes are not permitted on or after the policy anniversary in which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). You cannot change from either Option 1 or Option 2 to Option 3. We may prohibit you from changing the life insurance benefit option if the change would: (i) cause the Target Face Amount of the policy to be less than $1,000,000 (under VUL) or $2,000,000 (under SVUL); (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code; or (iii) cause the policy's Target Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Additionally, if the Scheduled Term Insurance Rider is in effect you must select Option 1. Option changes may result in a change to the policy's Face Amount and to the Target Face Amount of the Policy.

CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the policy's Face Amount by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same.

CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the policy's Face Amount by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 1

     If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance
 Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 2

     If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.

     In order to change your life insurance benefit option, you must submit a signed request to the Service Office at the address shown on the cover of this prospectus (or any other address we indicate to you in writing). We will change your life insurance benefit option on the Monthly Deduction Day on or after the date we receive your written request.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The Face Amount of your policy affects the amount of the Life Insurance Benefit of your policy.

 INCREASING YOUR POLICY'S FACE AMOUNT

      After the first policy year, you may request an increase in the Face Amount of your policy if all of the following conditions are met:

      -- the insured (under VUL) or both insureds (under SVUL) is (are) still living;

      -- the insured is age 85 or younger (under VUL) or the older insured is or would have been age 90 or younger (under SVUL);

      -- the increase you are requesting is $5,000 or more;

      -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

      -- you submit a written application signed by the insured(s) along with satisfactory evidence of insurability.

      Face amount increases are not permitted during the first policy year. We may limit any increase in the Face Amount of your policy.

      If we approve your request for a Face Amount increase, we will increase your policy's Face Amount on the Monthly Deduction Day on or after the day we approve the application for the increase.

      An increase in the Face Amount of your policy may have the following consequences which you should consider:

      -- additional cost of insurance charges;

      -- a new suicide and contestability period applicable only to the amount of the increase will begin;

      -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the Internal Revenue Code may occur;

      -- a new seven year testing period for modified endowment contract status may begin; and

      -- the Target Premium may be increased.

 DECREASING YOUR POLICY'S FACE AMOUNT

      You may request a decrease in the Face Amount of your policy if all of the following conditions are met:

      -- the insured (under VUL) or last surviving insured (under SVUL) is still living;

      -- the decrease you are requesting will not reduce the policy's Face
         Amount below $250,000; and

      -- the decrease you are requesting will not reduce the policy's Target
         Face Amount below $1,000,000 (under VUL) or $2,000,000 (under SVUL).

      We may limit any decrease in the Face Amount of your policy.

      If we approve your request for a Face Amount decrease, we will decrease your policy's Face Amount on the Monthly Deduction Day on or after the day we receive your written request for a decrease.

      A decrease in the Face Amount of your policy may have the following consequences which you should consider:

      -- a change in the total policy cost of insurance charge;

      -- a change in the policy's monthly contract charges; and

      -- possible adverse tax consequences (See FEDERAL INCOME TAX
         CONSIDERATIONS).

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     The Cash Value of your policy is the sum of the amounts in the Investment Divisions in the Separate Account plus the amount in the Fixed Account. These amounts are allocated based on the instructions you give us. A number of factors affect your policy's Cash Value including but not limited to:

     -- the amount and frequency of the premiums you pay;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amounts in the Fixed Account; and

     -- the amount of any partial surrenders you make (including any charges you incur as a result of the partial surrenders).

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See CASH SURRENDER VALUE and FULL SURRENDERS for details about surrendering your policy.

AMOUNT IN THE SEPARATE ACCOUNT

     We use amounts allocated to an Investment Division to purchase Accumulation Units of an Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of Accumulation Units held in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A valuation day is any day on which the New York Stock Exchange is open for regular trading.

     The value of an Accumulation Unit on any valuation day equals the value of an Accumulation Unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the time the New York Stock Exchange closed on the immediately preceding valuation day to the time it closed on the current valuation day using the following formula:

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gain
                          distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

     The amount you have in the Fixed Account equals:

             1) the sum of the net premiums you have allocated to the Fixed
                Account;

        plus 2) any transfers you have made from the Separate Account to the Fixed Account;

        plus 3) any interest credited to the Fixed Account;

        less 4) any partial surrenders from the Fixed Account;

        less 5) any charges we have deducted from the Fixed Account; and

        less 6) any transfers you have made from the Fixed Account to the Separate Account.

INVESTMENT RETURN

     The investment return of your policy is based on the amount you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, the charges we deduct and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolios, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Eligible Portfolios is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, the Cash Surrender Value may be more or less than the total premium payments you have made, less any deductions for premium expense charges and deductions from Cash Value that were made.

     Cash Surrender Value is significant for two reasons:

           -- Loans and Partial Surrenders--You can take loans and partial surrenders from your policy based on the amount of the policy's Cash Surrender Value.

           -- Keeping Your Policy in Effect--Your policy could lapse without value if the Cash Surrender Value is not sufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

ALTERNATIVE CASH SURRENDER VALUE (ACSV) NOT APPLICABLE TO ALL POLICIES

     An ACSV may be made available to a Corporation, an Irrevocable Trust, or other defined policyowner class if we agree. The ACSV can be elected only at issue. The current mortality and expense risk charges will be higher for policies with an ACSV.

     If your policy has the ACSV, then for a period of ten years from the Issue Date, while the insured(s) is (are) still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to Cash Surrender Value plus the unamortized value of the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand face amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th policy year.

     Your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:
     (a) = the current ACSV Benefit;
     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,
     (c) = the current month's per thousand face amount charge

     Your ACSV Benefit for policy months 13 through the end of the 10th policy year, as calculated on each Monthly Deduction Day, is equal to the sum of (a
+ b + c) - d, where:
           (a) = the current ACSV Benefit;
           (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,
           (c) = the current month's per thousand face amount charge
           (d) = the current month's amortization of the ACSV Benefit

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders.

     You do not receive the ACSV on a 1035 exchange, as part of a life insurance benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the 10 year period.
                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) X b) - c, where:

        a = the current loan interest rate;

        b = the policy's Cash Surrender Value; and

        c = the sum of three months of Monthly Deductions.

     Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account.

YOUR POLICY AS COLLATERAL FOR THE LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the cash value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3.25% in Policy Years 11 and beyond. See LOANS -- WHEN LOAN INTEREST IS DUE for details on when the loan interest is payable. We may increase or decrease this rate. However, the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan from your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you request a full surrender of the policy;

     -- the date the policy lapses; or

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See LOAN REPAYMENT below.

LOAN REPAYMENT

     You may repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan which was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain. See FEDERAL INCOME TAX CONSIDERATIONS for more information.

     Taking a loan during the first two policy years will terminate the Guaranteed Minimum Death Benefit.
                               PARTIAL SURRENDERS

     You may request a partial surrender from your policy's Cash Surrender Value if the following conditions are met:

     -- the insured (under VUL) or either insured (under SVUL) is living;

     -- the partial surrender being requested is at least $500; and

     -- the partial surrender will not cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. When we process a partial surrender, we use the accumulation unit values next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy's Face Amount or the Target Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement).

REQUESTING A PARTIAL SURRENDER

     You may request a partial surrender from your policy by sending a written request to the Service Office at the address listed on the front cover of this prospectus. The request must be received while the insured (under VUL) or either insured (under SVUL) is living.

WHEN THE PARTIAL SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a day on which the New York Stock Exchange ("NYSE") is open or if your request is received after the close of the NYSE, then the requested partial surrender will be effective on the next day on which the NYSE is open.

PARTIAL SURRENDER FEE

     We currently do not deduct a fee for partial surrenders. However, we reserve the right to deduct a fee not to exceed $25 for each partial surrender taken.

ALLOCATION OF PARTIAL SURRENDER AND FEE

     You may specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial surrender to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable partial surrender fee.

THE EFFECTS OF A PARTIAL SURRENDER

     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable surrender fee.

     For policies where life insurance benefit option 1 is in effect, the Face Amount will be reduced by the difference between:

     (a) the amount of the surrender; and

     (b) the greater of:

        (i) the Cash Value of the policy immediately prior to the surrender, minus the policy's Face Amount divided by the applicable percentage, as shown on the Policy Data Page, for the insured's age at the time of surrender, or

        (ii) zero.

     For policies where life insurance benefit option 2 is in effect, a partial surrender will not affect the Face Amount.

     For policies where life insurance benefit option 3 is in effect, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero.

     For policies where life insurance benefit option 3 is in effect and the Adjusted Total Premium amount is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

     (a) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and,

     (b) the greater of:

        (i) the Cash Value of the policy immediately prior to surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage, as shown on the Policy Data Page for the insureds' age at the time of surrender, or

        (ii) zero.

     A partial surrender may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.

     We may restrict the amount and frequency of partial surrenders, within certain limits. For instance, we may restrict the amount and/or frequency of a partial surrender request if the policy's Cash Surrender Value is insufficient to pay the amount requested. We will pay any partial surrender generally within seven days after we receive all the necessary documentation and information. However, we may delay payment under certain circumstances. See POLICY
PROCEEDS -- WHEN WE PAY PROCEEDS for more information.

                                FULL SURRENDERS

     You may request a full surrender of your policy for its Cash Surrender Value (or its ACSV, if applicable) at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.

REQUESTING A FULL SURRENDER

     You may request a full surrender of the policy by sending a written request and the policy to the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a day on which the NYSE is open or if your request is received after the close of the NYSE, then the requested surrender will be effective on the next day on which the NYSE is open.

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The policy can include any of the following optional riders that offer additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. Except for the Living Benefits Rider (which can be added to your policy after issue), all of the riders must be applied for at issue.

     -- Guaranteed Minimum Death Benefit Rider

     -- Living Benefits Rider (also known as Accelerated Benefits Rider)

     -- Supplementary Term Rider

     -- Scheduled Term Insurance Rider

     -- Life Extension Benefit Rider

     -- Level First-to-Die Term Rider (SVUL Policies Only)

     There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse's Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy.

HOW THE RIDERS ARE AVAILABLE

     The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80 or 100 (under VUL) or younger insured's age 80 or 100 (under SVUL). You may choose any of these expiry dates as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the monthly "Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   surrenders            must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

     This rider is not available on a policy with the Supplementary Term Rider, the Scheduled Term Insurance Rider, or the Level First-to-Die Term Rider.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made when you apply for your policy or after we issue your policy. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

     You can cancel this rider at any time by sending us a signed notice. This rider will end on the date we receive your request.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

SUPPLEMENTARY TERM RIDER (STR)

     This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while this rider is in effect. It insures the same individual(s) covered by the base policy. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance death benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the life insurance benefit option that is in effect under the policy. You may cancel this rider by sending us a signed written request. The rider will end on the Monthly Deduction Day on or next following the date we receive your request. This rider will also end on the policy anniversary on which the insured is age 95 (under VUL ) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the STR.

     Because the Life Insurance Benefit of your base policy (not including riders) may increase or decrease depending on investment performance, the rider's term insurance benefit will do the reverse in order to maintain a level Target Face Amount. Under Option 1, the term insurance benefit will automatically be set to equal the Target Face Amount minus the Life Insurance Benefit. Under Option 2, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Cash Value minus the Life Insurance Benefit. Under Option 3, the term insurance benefit will automatically be set to equal the

Target Face Amount plus the Adjusted Total Premium minus the Life Insurance Benefit. However, the rider's term insurance benefit will not be reduced to an amount less than zero. If the base policy's Life Insurance Benefit changes for any reason other than because of the requirements of Section 7702 of the Internal Revenue Code, we will make a corresponding adjustment to the Target Face Amount.

     We will only allow you to have this rider if:

     -- the initial Target Face Amount is at least $1,000,000 for (VUL) or $2,000,000 (under SVUL);

     -- the policy's Life Insurance Benefit is at least $250,000;

     -- the initial term insurance benefit of this rider is at least the minimum amount we allow, which is currently $100,000; and

     -- the initial term insurance benefit of this rider is no greater than nine times the policy's initial Face Amount;

     Within certain limits and subject to evidence of insurability which we may require, you may increase or decrease this rider's term insurance benefit.

     You may request changes to your policy under this rider if:

     (a) you do not decrease the Target Face Amount below $1,000,000 (under VUL) or $2,000,000 (under SVUL), unless the decrease is due to a partial surrender;

     (b) you do not decrease the policy's Life Insurance Benefit below $250,000; and

     (c) you do not make a change that causes the term insurance benefit to be greater than nine times the policy's Face Amount. This requirement prohibits you from increasing the term insurance benefit or decreasing the policy's Face Amount to an amount that would violate this maximum ratio.

SUPPLEMENTARY TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the Supplementary Term Rider (STR). The death benefit coverage will be the same in either case but there may be important cost differences. The most important factors that will affect your decision are:

     - Premium Funding

     - Cost of Insurance Charges

     - Investment Experience

     Premium Funding: If you compare a policy with STR to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. (See DEDUCTIONS FROM PREMIUMS -- SALES EXPENSE CHARGE)

     Generally, if you plan to fund the policy at certain higher levels, your sales expense charges will be lower if you choose the STR and this can help your Cash Value to build more quickly. The higher the premium you choose to pay, the greater the potential cost savings and positive impact on Cash Value growth with STR.

     Cost of Insurance Charges and Investment Experience: The cost of insurance charges (COIs) are different under the policy and the STR. The STR's charges are lower than the policy's charges in the early years (1-7) and higher in the later years. This can impact your policy in different ways depending on how much premium you fund the policy with and also on the policy's investment experience.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher STR COIs on the policy's Cash Value will be greater. Therefore, the lower the premiums paid and the worse the investment experience, the greater possibility that a policy with STR will not perform as well as a policy with base coverage only.

     When to Elect STR Coverage: Generally if you plan to fully fund the policy in the early years or you plan to pay at certain premium amounts, you should consider increasing coverage under the STR.

     When to Elect Base Policy Coverage Only: If you are concerned with the possibility of poor investment experience and reduced Cash Value levels over time, you should consider increasing base coverage. Also, if you want to purchase the Guaranteed Minimum Death Benefit Rider, you should not elect any STR since it will not be available to you.

     There is no exact right or wrong amount of STR coverage to choose since actual policy experience will determine the benefits realized. Your choice should be based on your plans with respect to your premium amounts, your level of risk tolerance and the length of time you plan to hold the policy. To help make this decision, you may want to review several illustrations with various combinations of base policy and STR, and with various hypothetical rates of return. You should carefully evaluate all these factors and discuss all policy options with your registered representative.

SCHEDULED TERM INSURANCE RIDER (STIR)

     As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule changes selected at the time you applied for the policy. This schedule is found on the Policy Data Page. The schedule cannot be modified unless we agree. This rider is only available with life insurance benefit option 1. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STIR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the STIR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit.

     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance benefit or convert this rider to increased coverage under the policy up to the amount of the scheduled term insurance benefit on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

LIFE EXTENSION BENEFIT RIDER

     This rider becomes effective on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured or last surviving insured reaches age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     The charge for this rider is calculated as a percentage of the cost of insurance for the base policy and any term riders in effect. The charge is shown on the Policy Data Page. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or younger insured is or would have been age 90 (under SVUL), and continuing until the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY)

     This rider provides a level term insurance death benefit which we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the Level First-to-Die Term Rider. In addition, if you choose the Level First-to-Die Term Rider your policy will not contain the No-Lapse Guarantee benefit.

SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES ONLY)

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

     -- the amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

     -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

                    POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     You may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months or

     (2) the effective date of a change in the federal tax law which results in

        (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the Internal Revenue Code), or

        (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time of the split:

     -- both insureds must be living;

     -- we will not ask for evidence of insurability (except in certain jurisdictions);

     -- each new policy will be an adjustable life insurance policy which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and

     -- an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

                             ABOUT YOUR NEW POLICY

     -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

     -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

     -- We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy you are splitting your policy into to each of the new policies that result from the policy split.

     -- The cost of insurance rates for each new policy will be based on the insured's age and sex on the date of the split and most recent underwriting class on the original policy.

     -- The initial premium for each new policy will be one half of the Cash
        Value of the original policy less any unpaid loan (including any accrued loan interest).

     -- The face amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation.

     -- If the original policy has been assigned, each new policy will have the same assignment.

     Splitting your policy may have certain adverse tax consequences. Please read FEDERAL INCOME TAX CONSIDERATIONS for more details.

                                    PREMIUMS

     Other than the initial premium, there are no required premium payments. The initial premium is shown on the Policy Data Page. This amount is impacted by the Target Face Amount. The minimum Target Face Amount for VUL is $1,000,000; the minimum Target Face Amount for SVUL is $2,000,000. Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges or that are otherwise minimally funded are more subject to not being able to maintain such Cash Surrender Values because of market fluctuations and other performance related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

     Premiums are the total dollar amount you pay into your policy. When we receive a premium payment, we deduct the sales expense charges, state tax, and federal tax charges that apply. The balance of the premium is called the net premium. We apply your net premium to the Investment Divisions and/or the Fixed Account, according to your instructions. For more details on when and how your premiums are applied, see
PREMIUMS -- PREMIUM ALLOCATION.

     If you elect the guideline premium test to determine whether your policy qualifies as life insurance under Section 7702 of the Internal Revenue Code, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the guideline premium test, we will return to you the excess amount within 60 days after the end of the Policy Year. Any excess premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the guideline premium test to the date we return the premiums to you.

PLANNED PREMIUM
     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

-- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

-- Planned premium payments end on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

-- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate unless the No-Lapse Guarantee benefit or GMDB rider benefit is in effect if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment. See PREMIUMS -- TERMINATION and LATE PERIOD for more details.
UNPLANNED PREMIUM
     An unplanned premium is a premium payment you make that is not part of the premium payment schedule you choose.

-- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, before accepting that payment and applying it to your policy, (i) we may require proof of insurability and (ii) for an SVUL policy, both insureds must be living. The increase may occur in order for your policy to continue to qualify as life insurance under the Internal Revenue Code.

-- If you exchange another life insurance policy to acquire this policy under
   Section 1035 of the Internal Revenue Code, we will treat the proceeds of that exchange as an unplanned premium.

-- The minimum unplanned premium amount we allow is $50.

-- We may limit the number and amount of any unplanned premium payments.

PREMIUM ALLOCATION

     Except for premium payments you make during the free look period, we apply your net premium, which equals the balance of any planned or unplanned premium payment after we deduct sales expense charges, state tax, and any federal tax charges that apply, to the Investment Divisions of the Separate Account and/or to the Fixed Account according to the most recent premium allocation election you have given to us. We allocate the net premiums from any premium payments you make during the free look period to our General Account until the end of the free look period. For more details, see FREE LOOK. When your free look period is over, we will allocate your net premiums according to your instructions. Net premiums are applied at the next determined accumulation unit value. The number of Accumulation Units we credit to each Investment Division equals the premium dollar amount applied to the Investment Division divided by the accumulation unit value of that Investment Division. You can change your premium allocation any time you make a premium payment by sending us a revised premium allocation form in a method acceptable to us. The allocation percentages must be in whole numbers.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it and we agree.

TERMINATION

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deduction charges due for the next policy month, and the policy's No-Lapse Guarantee benefit or GMDB rider benefit is not in effect, your policy will continue in the late period for 62 days after the Monthly Deduction Day. If the late period expires without sufficient payment, then we will terminate your policy without any benefits. See PREMIUMS -- LATE PERIOD below for more details.

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deduction charges from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will also send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy remains in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to your beneficiary, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the insured or last surviving insured, as applicable, dies.

NO-LAPSE GUARANTEE

     The No-Lapse Guarantee benefit ensures that your policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass this test, the total premiums you have paid under the policy (less any loans you have taken or partial surrenders you have made) must be at least equal to the minimum monthly premium payment amount for your policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If you pass the minimum premium test, your policy will not enter the late period if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay the monthly deduction charges from Cash Value for the next policy month. We will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The No-Lapse Guarantee benefit will end on the earlier of:

     -- the third policy anniversary;

     -- the date on which you change the Face Amount of the policy;

     -- the date you add or delete any riders to the policy; or

     -- the date you increase or decrease any rider coverage amounts

     The No-Lapse Guarantee benefit is not available if the Scheduled Term Insurance Rider is in effect. This benefit may not be available in all jurisdictions.

REINSTATEMENT OPTION

     You can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy terminated;

     -- the insured (under VUL) or both insureds (under SVUL) is (are) alive
        (however, we will accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

     -- you have not surrendered your policy for its Cash Surrender Value.

     It is important to realize that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts taken as partial surrenders or borrowed from the policy. For more information about modified endowment contracts, FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACTS.

     Before we will reinstate your policy, we must receive the following:

     (1) a payment equal to an amount which is sufficient to keep the policy in effect for at least three months; and

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after termination.

     We will allocate your net premium payment to the Investment Divisions and/or the Fixed Account, according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan from this Cash Value. Any unpaid loan can be repaid, together with loan interest up to 6% compounded once each year from the end of the late period to the date of reinstatement.

                                  INVESTMENTS

     Your policy offers a choice of investment options in which you can invest your net premium. You may allocate your net premium (1) to any of the available Investment Divisions of the Separate Account, and/or (2) to the Fixed Account. We refer to the Investment Divisions and the Fixed Account as your investment options. However, you can have money in only twenty-one investment options, including the Fixed Account, at any given time.

THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 40 Investment Divisions available under these policies. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios. The Eligible Portfolios of the relevant Funds, along with their investment objectives, are listed in the following table.


FUND                                PORTFOLIOS                          INVESTMENT OBJECTIVES
                                    -                                   -
MainStay VP Series Fund, Inc.       MainStay VP Bond                    highest income over the long term
                                                                          consistent with preservation of
                                                                          principal
                                    MainStay VP Capital Appreciation    long-term growth of capital
                                    MainStay VP Cash Management         as high a level of current income
                                                                          as is considered consistent with
                                                                          the preservation of capital and
                                                                          liquidity
                                    MainStay VP Convertible             capital appreciation together with
                                                                          current income
                                    MainStay VP Government              high level of current income,
                                                                          consistent with safety of
                                                                          principal
                                    MainStay VP Growth Equity           long-term growth of capital, with
                                                                          income as a secondary
                                                                          consideration
                                    MainStay VP High Yield Corporate    maximum current income through
                                      Bond                                investment in a diversified
                                                                          portfolio of high-yield, high
                                                                          risk debt securities
                                    MainStay VP Indexed Equity          to provide investment results that
                                                                          correspond to the total return
                                                                          performance (and reflect
                                                                          reinvestment of dividends) of
                                                                          publicly traded common stocks
                                                                          represented by the S&P 500(R)
                                                                          Index
                                    MainStay VP Total Return            current income consistent with
                                                                          reasonable opportunity for future
                                                                          growth of capital and income
                                    MainStay VP Value                   maximum long-term total return from
                                                                          a combination of capital growth
                                                                          and income
                                    MainStay VP American Century        dividend growth, current income and
                                      Income & Growth                     capital appreciation
                                    MainStay VP Dreyfus Large Company   capital appreciation
                                      Value
                                    MainStay VP Eagle Asset Management  growth through long-term capital
                                      Growth Equity                       appreciation
The Alger American Fund             Alger American Leveraged All Cap    long-term capital appreciation
                                    Alger American Small                long-term capital appreciation
                                      Capitalization
American Century(R) Variable        American Century VP International   capital growth by investing in
  Portfolios, Inc.                                                        foreign securities
                                    American Century VP Value           long-term capital growth, with
                                                                          income as a secondary
                                                                          consideration
Dreyfus Investment Portfolios       Dreyfus IP Technology Growth        capital appreciation
                                      (Initial Shares)


FUND                                PORTFOLIOS                          INVESTMENT OBJECTIVES
                                    -                                   -
Dreyfus Variable Investment Fund    Dreyfus VIF Small Cap (Initial      maximum capital appreciation
                                      Shares)
Fidelity Variable Insurance         Fidelity VIP Contrafund(R)          long-term capital appreciation
  Products Fund
                                    Fidelity VIP Equity-Income          reasonable current income and long-
                                                                          term capital appreciation
                                    Fidelity VIP Growth                 capital appreciation
                                    Fidelity VIP Index 500              investment results that correspond
                                                                          to the total return of common
                                                                          stocks as represented by the S&P
                                                                          500(R) Index
                                    Fidelity VIP Investment Grade Bond  as high a level of current income as is consistent with the
                                                                          preservation of capital
                                    Fidelity VIP Mid Cap                long-term growth of capital
                                    Fidelity VIP Overseas               long-term growth of capital
Janus Aspen Series                  Janus Aspen Series Aggressive       long-term growth of capital
                                      Growth
                                    Janus Aspen Series Balanced         long-term capital growth,
                                                                          consistent with preservation of
                                                                          capital and balanced by current
                                                                          income
                                    Janus Aspen Series Worldwide        long-term growth of capital in a
                                      Growth                              manner consistent with the
                                                                          preservation of capital
MFS(R) Variable Insurance           MFS(R) Investors Trust Series       reasonable current income and long-
  Trust(SM)                                                               term growth of capital and income
                                    MFS(R) New Discovery Series         capital appreciation
                                    MFS(R) Research Series              long-term growth of capital and
                                                                          future income
                                    MFS(R) Utilities Series             capital growth and current income
                                                                          (income above that available from
                                                                          a portfolio that invests entirely
                                                                          in equity securities)
Neuberger Berman Advisers           Neuberger Berman AMT Mid- Cap       growth of capital
  Management Trust                    Growth
T. Rowe Price Equity Series, Inc.   T. Rowe Price Equity Income         substantial dividend income and
                                                                          also long-term capital
                                                                          appreciation
T. Rowe Price Fixed Income Series,  T. Rowe Price Limited-Term Bond     high level of income consistent
  Inc.                                                                    with moderate fluctuations in
                                                                          principal value
Van Eck Worldwide Insurance Trust   Van Eck Worldwide Hard Assets       long-term capital appreciation,
                                                                          with income as a secondary
                                                                          consideration
The Universal Institutional Funds,  Van Kampen UIF Emerging Markets     high total return
  Inc.                                Debt
                                    Van Kampen UIF Emerging Markets     long-term capital appreciation
                                      Equity
                                    Van Kampen UIF U.S. Real Estate     above average current income and
                                                                          long-term capital appreciation

     The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio and the Fidelity VIP Index 500 Portfolio
are neither sponsored by nor affiliated with the S&P 500(R). Standard & Poor's(R), S&P 500(R), "S&P(R)"; "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC and Fidelity Management and Research Company. S&P does not sponsor, endorse, sell or promote the MainStay VP Indexed Equity Portfolio or the Fidelity VIP Index 500 Portfolio or represent the advisability of investing in the Portfolios.
                           -------------------------

     Additional information concerning the Funds, investment objectives and policies of the Portfolios, the risks associated with such objectives and policies, investment advisory services and charges can be found in the current prospectuses for the Funds, each of which is attached to this prospectus. The prospectuses of the Funds should be read carefully before any decision is made concerning the allocation of premiums to an Investment Division.

THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Eligible Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ. It is important to read the Funds' prospectuses carefully before you make any decision about your allocation of premiums to an Investment Division.

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts or qualified plans participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC), in return for providing these services. Currently, we receive compensation under various arrangement in amounts ranging from .10% to ..35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and expenses than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the date they are paid.

THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premiums to the Fixed Account.

INTEREST CREDITED ON AMOUNTS IN THE FIXED ACCOUNT

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account and any interest earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

TRANSFERS BETWEEN INVESTMENT DIVISIONS AND/OR THE FIXED ACCOUNT

     You can transfer all or part of the Cash Value of your policy (i) from the Fixed Account to the Investment Divisions of the Separate Account, (ii) from the Investment Divisions of the Separate Account to the Fixed Account, or (iii) between the Investment Divisions in the Separate Account.

     You can request a transfer, under the following conditions:

     -- Maximum Transfer--Except as described under LIMITS ON TRANSFERS (below), there is no current limit on the amount you can transfer from one Investment Division to another Investment Division. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year, is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000.

       During any period when the interest rate credited on amounts in the non-loaned Fixed Account is equal to 3%, the maximum amount you can transfer from the Investment Divisions to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. However, this limit will not apply if the insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year.

       We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as transfers toward these maximum transfer limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or the Fixed Account you have chosen.

     -- Number of Transfers--Except as described under LIMITS ON TRANSFERS
        (below), there is no current limit to the number of transfers that can be made in a given year.

     -- Transfer Charge--We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.

LIMITS ON TRANSFERS:

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policyowners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding portfolio's total assets.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

REQUESTING A TRANSFER:

     You can request a transfer in two ways:

     -- submit your request in writing on a form we approve to the Service
        Office at the address listed on the front of this prospectus (or any other address we indicate to you in writing); or

     -- telephone a service representative at 888-695-4748 on business days between the hours of 8:00 a.m. and 4:00 p.m. (Central Time).

     We will use procedures we believe are reasonable to make sure that the instructions we receive through the telephone are genuine. Before a service representative accepts any request, he or she will ask the caller for the caller's Social Security Number and address. We will also record all calls.

     We will confirm all telephone transactions in writing. We are not responsible for any loss, cost or expense for any actions we take based on telephone instructions we believe are genuine. Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next business day. Transfers will be effected at the price next determined after receipt of the transfer request.

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at the Service Office at the address listed on the cover page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This feature is included in the policy.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, on any day of the month except the 29th, 30th or 31st. The minimum Separate Account Value you must have in order to elect this option is $2,500. We will automatically suspend this feature if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This feature is included in the policy.

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentages you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers: monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers if the amount in the Fixed Account is at least $2,500. You may specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.

     You cannot choose the Interest Sweep feature if you have instructed us to allocate any part of your policy expenses to the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of $5,000 or 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature.

     If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.

     This feature is included in the policy.

                                POLICY PROCEEDS

BENEFICIARY

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive insurance proceeds from your policy.

     -- You name the beneficiary when you apply for the policy.

     -- The beneficiary receives insurance proceeds after the insured (under
        VUL) or last surviving insured (under SVUL) dies.

     -- You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may have more than one beneficiary in a class.

     -- You may change the beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, by writing to the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect on the date you sign the request.

     -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you or if you are deceased, to your estate, unless you tell us to do otherwise.

WHEN WE PAY PROCEEDS

     If your policy is still in effect, we will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

Situations where payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial surrender from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

        a) we are unable to determine the amount to be paid because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

        b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two year contestable period. Upon receiving the information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

     Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or 'freeze' a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

PAYMENT OPTIONS

     We will pay your Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's or last surviving insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1A)
       Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due.

       Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you ask us, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the sex and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2000-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER}
---------      ---------      ---------      ---------      ---------------
   +1              0             -1             -2                -3

Electing or changing a payment option:

     While the insured(s) is (are) living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

PAYEES

     You can only name individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still need to be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the life insurance benefit option. For any increase(s) in Face Amount other than one due to a change in the life insurance benefit option, this two year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited Life Insurance Benefit in one sum to the Beneficiary. The limited Life Insurance Benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrenders. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited Life Insurance Benefit associated with the Face Amount increase, or, if the limited Life Insurance Benefit is not payable, the monthly deduction charges made for that increase.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates any insured's age or sex, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and sex. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s) of birth or correct sex.

ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of an executed, written assignment at the Service Office at the address listed on the front cover of this prospectus (or any other location we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. For more information, please read FEDERAL INCOME TAX CONSIDERATIONS. You may not assign Qualified Policies.
                                   FREE LOOK

     You have a right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have twenty days after you receive your policy to return the policy to us and receive a refund. Different jurisdictions have different free look provisions. Please refer to your policy for details. You may cancel increases in the Face Amount of your policy under the same time limits.

     We will allocate premium payments you make during the free look period plus any interest accrued (currently at an annual rate of 3%) to our General Account until the end of the free look period. However, if you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial surrenders you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase in accordance with the surrender charge provision, if any, less any part of the excess premium payments which we have already paid you.

     You can return the policy to the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing) or you may return it to any of our agency offices or to the registered representative who sold you the policy.
                               EXCHANGE PRIVILEGE

     Within the first twenty four months after the Issue Date of your policy, if you decide you do not want to own a variable policy, you can either (1) transfer the entire Separate Account Value to the Fixed Account of your policy or (2) exchange your policy for a new fixed premium permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a proper written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Separate Account Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and cash values of your policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits on that policy will end, unless required by law.

     Also, from time to time at our option, based on rules applicable to all policyowners in a class, we may offer you the right to exchange your policy for a new policy that was not available on the date your policy was issued.
              ADDITIONAL PROVISIONS REGARDING THE SEPARATE ACCOUNT

YOUR VOTING RIGHTS

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Funds at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have amounts invested. The number of votes you are entitled to will be determined by dividing the amount you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by our policyowners.

     Specifically, we reserve the right to:
     -- add or remove any Investment Division;
     -- create new separate accounts;
     -- combine the Separate Account with one or more other separate accounts; -- operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
     -- deregister the Separate Account under the Investment Company Act of
        1940;
     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;
     -- transfer the assets of the Separate Account to one or more other separate accounts; and
     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     We may also change the name of the Separate Account.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

STATUS OF POLICY AFTER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured (VUL) or last surviving insured (SVUL) is age 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Cash Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the insured (VUL) or last surviving insured (SVUL) becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured (VUL) or last surviving insured (SVUL) becomes age 100.

POLICY FULL SURRENDERS AND PARTIAL SURRENDERS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under Section 401(a) of the Internal Revenue Code. While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under
Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                                  ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $37.00 billion at the end of 2001. New York Life has invested in NYLIAC, and will, occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC

DIRECTORS:                           POSITIONS DURING LAST FIVE YEARS:
Gary G. Benanav....................  Vice Chairman of New York Life from November 1999 to date,
                                     Executive Vice President from 1997 to November 1999. Chairman and Chief Executive Officer of New York Life International
                                     from December 1997 to date. Executive Vice President and
                                     Chairman of Taiwan Branch of NYLIAC from May 1998 to date.
                                     President of Aeris Ventures LLC from January to December,
                                     1997. Prior thereto, Executive Vice President of Aetna Life and Casualty Company.
Frank M. Boccio....................  Senior Vice President and Chief Administrative Officer, Life
                                     and Annuity Business Units, of New York Life from January 2002 to date, Senior Vice President in charge of Individual Policy
                                     Services Department from July 1995 to January 2002. Senior
                                     Vice President of NYLIAC from August 2001 to date.
Michael G. Gallo...................  Senior Vice President in charge of the Individual Life
                                     Department of New York Life from July 1995 to date. Senior
                                     Vice President of NYLIAC from August 1995 to date.
Solomon Goldfinger.................  Senior Vice President, Chief Financial Officer and Chief of
                                     Staff-Life and Annuity in charge of the Financial Management
                                     Department of New York Life from July 1995 to date. Chief
                                     Financial Officer of NYLIAC from September 2001 to date,
                                     Senior Vice President since April 1992.
Phillip J. Hildebrand..............  Executive Vice President of New York Life from March 1999 to date, Chief Distribution Officer from August 2001 to date.
                                     Senior Vice President in charge of the Agency Department from
                                     1996 to March 1999. Executive Vice President of NYLIAC from
                                     June 1999 to date; prior thereto, Senior Vice President from
                                     January 1997.

Theodore A. Mathas.................  Senior Vice President and Chief Operating Officer for Life &
                                     Annuity of New York Life from March 2001 to date; Senior Vice
                                     President and Chief Operating Officer of the Agency Depart-
                                     ment from August 1999 to March 2001; Senior Vice President since September 1998; prior thereto, President of NYLIFE
                                     Securities Inc. from August 1997 to August 1999 (director from
                                     June 1998 to date) and President and CEO of Eagle Strategies
                                     Corp. from September 1996 to August 1999 (Director from August
                                     1997 to date). Director of NYLIAC since August 2001.
Anne F. Pollack....................  Director and Chief Investment Officer of New York Life from
                                     January 2002 to date, Senior Vice President from August 1997 to date, Deputy Chief Investment Officer from May 2001 to
                                     December 2001. Director of NYLIAC from December 2001 to date,
                                     Chief Investment Officer from January 2002 to date; Senior
                                     Vice President from August 1997 to date; Deputy Chief
                                     Investment Officer from August 1997 to December 2001.
Robert D. Rock.....................  Senior Vice President in charge of the Individual Annuity
                                     Department of New York Life from February 1991 to date. Senior
                                     Vice President of NYLIAC from 1992 to date.
Frederick J. Sievert...............  Vice Chairman of New York Life from January 1997 to date,
                                     Executive Vice President from February 1995 to January 1997.
                                     President of NYLIAC from May 1997 to date, Executive Vice
                                     President from November 1995 to May 1997;
Seymour Sternberg..................  Chairman of the Board, Chief Executive Officer and President
                                     of New York Life from April 1997 to date, President and Chief
                                     Operating Officer from October 1995 to April 1997. President of NYLIAC from November 1995 to May 1997.
George J. Trapp....................  Executive Vice President of New York Life from June 1995 to date, Corporate Secretary from November 1995 to date. Member of the Executive Management Committee of New York Life from
                                     1994 to date.

OFFICERS:

Jay S. Calhoun, III................  Senior Vice President and Treasurer of New York Life from
                                     March 1997 to date; Vice President and Treasurer from November
                                     1992 to March 1997. Senior Vice President and Treasurer of
                                     NYLIAC from May 1997 to date, Vice President and Treasurer from January 1993 to May 1997.

John A. Cullen.....................  Vice President and Deputy Controller of New York Life from
                                     December 1999 to date; Vice President prior thereto. Vice
                                     President and Controller of NYLIAC from December 1999 to date;
                                     Vice President and Assistant Controller prior thereto.

Frank J. Ollari....................  Senior Vice President in charge of the Real Estate Department of New York Life from October 1989 to date. Senior Vice
                                     President in charge of Real Estate of NYLIAC from April 1992 to date.

Richard C. Schwartz................  Senior Vice President of New York Life from March 1998 to date; prior thereto, Vice President from 1993. Senior Vice
                                     President of NYLIAC from March 2000 to date.

Joel M. Steinberg..................  Senior Vice President and Chief Actuary of New York Life from
                                     September 2001 to date, Vice President and Actuary from March
                                     1998 to September 2001; Corporate Vice President and Actuary
                                     from March 1996 to March 1998; Actuary prior thereto. Senior
                                     Vice President and Chief Actuary of NYLIAC from December 2001 to date; Vice President and Actuary from May 1998 to December
                                     2001.

Stephen N. Steinig.................  Senior Vice President and Actuary of New York Life from
                                     September 2001 to date, Senior Vice President and Chief
                                     Actuary from February 1994 to September 2001; Chief Actuary and Controller prior thereto. Senior Vice President and
                                     Actuary of NYLIAC from December 2001 to date; Senior Vice
                                     President and Chief Actuary from October 1989 to December
                                     2001.

Gary E. Wendlandt..................  Executive Vice President in charge of Asset Management business of New York Life from May 1999 to date. Chief
                                     Executive Officer of New York Life Investment Management from
                                     December 1999 to date, Chairman from March 2000 to date.
                                     Executive Vice President of NYLIAC from March 2000 to date.
                                     Executive Vice President and Chief Investment Officer of
                                     MassMutual Life Insurance Company from June 1992 to April
                                     1999.

---------------
* Principal business address is 51 Madison Avenue, New York, NY 10010.

RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. At least once each Policy Year we will mail you a report showing the Cash Value, Cash Surrender Value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This statement reports transactions you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

SALES OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors are not expected to exceed:

                FOR PREMIUM PAID   FOR PREMIUM PAID    FOR PREMIUM PAID
                  UP TO TARGET       UP TO TARGET     IN EXCESS OF TARGET
POLICY YEAR(S)  PREMIUM LEVEL 1    PREMIUM LEVEL 2*     PREMIUM LEVEL 2
--------------  ----------------   ----------------   -------------------
      1               50%                3.5%                3.5%
      2               20%                4.5%                4.5%
      3               15%                4.5%                4.5%
      4               10%                4.5%                4.5%
      5               10%                4.5%                4.5%
      6               10%                2.0%                2.0%
      7                5%                2.0%                2.0%

     --------------------
    *Target Premium level 2 is equal to the policy's 7-pay premium amounts.

     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value beginning in Policy Year 6. The percentage factors are not expected to exceed 0.20% in Policy Years 6-10, 0.10% in Policy Years 11-20, and 0.05% in Policy Years 21 and beyond.

     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. In addition, NYLIFE Distributors may also pay override payments, expense allowances, bonuses, wholesale fees and training allowances. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies.

LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

EXPERTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

Series I Policies:         Variable Universal Life
                           Survivorship Variable Universal Life

Series II Policies:        Variable Universal Life 2000
                           Single Premium Variable Universal Life

Series III Policies:       Pinnacle Variable Universal Life
                           Pinnacle Survivorship Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   -----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $215,387,759     $ 58,969,724     $ 14,189,355     $ 10,478,346
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        391,942           68,257           21,163           16,968
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $185,292,537     $ 46,013,732     $  6,863,763     $  8,224,280
    Series II Policies...........................     29,630,820       12,365,003        7,252,180        2,237,098
    Series III Policies..........................         72,460          522,732           52,249               --
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $      21.88     $       1.39     $      15.83     $      15.57
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       8.22     $       1.10     $      11.06     $      11.91
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $      10.30     $       1.01     $      10.28     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $225,394,873     $ 58,969,749     $ 15,772,512     $ 10,483,085
                                                    ============     ============     ============     ============


                                                    MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                     SMALL CAP          EQUITY          MID CAP          MID CAP
                                                       GROWTH           INCOME           GROWTH            CORE
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  5,499,654     $  6,593,277     $  5,083,253     $  5,001,257
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............         10,196           10,938            9,180            9,097
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $    346,574     $    689,128     $    167,385     $    141,667
    Series II Policies...........................        385,417          961,760          344,420          159,619
    Series III Policies..........................             --               --               --               --
    Net assets retained in the Separate Accounts
      by New York Life Insurance and Annuity
      Corporation................................      4,757,467        4,931,451        4,562,268        4,690,874
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $       9.51     $       9.86     $       9.12     $       9.38
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       9.73     $       9.87     $       9.46     $       9.45
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $         --     $         --     $         --     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  5,709,368     $  6,604,903     $  5,476,212     $  5,292,749
                                                    ============     ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 35,403,165     $  6,473,851     $ 50,296,025     $ 44,034,490     $ 16,082,484      $ 76,805,787      $151,361,681
           61,016           11,734           88,863           76,623           24,354           132,824           271,977
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $ 29,909,398     $  5,423,956     $ 43,693,042     $ 37,812,785     $ 12,183,641      $ 60,961,765      $121,765,895
        5,199,137        1,038,161        6,514,120        5,848,748        3,867,850        15,532,737        29,323,809
          233,614               --               --          296,334            6,639           178,461                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $      15.92     $      13.18     $      19.89     $      19.95     $      16.18      $      25.96      $      27.73
     ============     ============     ============     ============     ============      ============      ============
     $      10.12     $       8.06     $       9.68     $      11.86     $      11.89      $       9.72      $       9.05
     ============     ============     ============     ============     ============      ============      ============
     $      10.06     $         --     $         --     $      10.05     $      10.04      $       9.65      $         --
     ============     ============     ============     ============     ============      ============      ============
     $ 45,299,639     $  6,314,586     $ 53,387,391     $ 44,976,188     $ 16,198,364      $ 98,552,373      $152,738,647
     ============     ============     ============     ============     ============      ============      ============

     MAINSTAY VP                       MAINSTAY VP
       AMERICAN       MAINSTAY VP      EAGLE ASSET         ALGER                             FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE      MANAGEMENT        AMERICAN         CALVERT             VIP                VIP
       INCOME &         COMPANY           GROWTH           SMALL            SOCIAL        CONTRAFUND(R)      EQUITY-INCOME
        GROWTH           VALUE            EQUITY       CAPITALIZATION      BALANCED      (INITIAL CLASS)    (INITIAL CLASS)
    -----------------------------------------------------------------------------------------------------------------
     $  2,371,137     $  2,695,403     $ 10,111,125     $ 16,340,977     $  2,191,546      $ 59,877,849      $ 23,682,216
            3,288            3,672           14,621           44,066            3,357            99,710            40,129
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $    651,794     $    690,667     $  2,749,871     $ 10,628,439     $  1,274,652      $ 44,375,855      $ 17,855,202
        1,716,055        2,001,064        7,326,131        5,640,335          913,537        15,234,648         5,785,854
               --               --           20,502           28,137               --           167,636             1,031
               --               --               --               --               --                --                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $       8.54     $       9.82     $       7.67     $       8.83     $      13.58      $      16.49      $      15.71
     ============     ============     ============     ============     ============      ============      ============
     $       8.84     $      10.42     $      10.34     $       6.64     $       9.57      $       9.61      $      10.79
     ============     ============     ============     ============     ============      ============      ============
     $         --     $         --     $      10.11     $      10.31     $         --      $       9.86      $      10.32
     ============     ============     ============     ============     ============      ============      ============
     $  2,560,687     $  2,754,244     $ 11,699,334     $ 15,965,822     $  2,529,339      $ 70,695,148      $ 25,107,818
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001


                                                     FIDELITY          FIDELITY          FIDELITY
                                                      VIP II              VIP               VIP          JANUS ASPEN
                                                    INDEX 500           GROWTH            MID CAP           SERIES
                                                 (INITIAL CLASS)    (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
                                                 ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value................    $    102,392      $    150,131      $    343,960      $ 62,813,319
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk and administrative charges....              --                --                --            98,341
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies..........................    $         --      $         --      $         --      $ 35,709,474
    Series II Policies.........................              --                --                --        26,919,017
    Series III Policies........................         102,392           150,131           343,960            86,487
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
    Series I variable accumulation unit
      value....................................    $         --      $         --      $         --      $      18.98
                                                   ============      ============      ============      ============
    Series II variable accumulation unit
      value....................................    $         --      $         --      $         --      $      10.67
                                                   ============      ============      ============      ============
    Series III variable accumulation unit
      value....................................    $       9.76      $       9.75      $      10.31      $      10.04
                                                   ============      ============      ============      ============
Identified Cost of Investment..................    $    103,341      $    153,928      $    332,937      $ 68,134,747
                                                   ============      ============      ============      ============

                                                                                                            NEUBERGER
                                                    MORGAN STANLEY                        DREYFUS IP          BERMAN
                                                         UIF             T. ROWE          TECHNOLOGY           AMT
                                                   EMERGING MARKETS       PRICE             GROWTH           MID-CAP
                                                        EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
                                                   ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value..................    $  8,962,004      $  6,120,927      $    475,355      $      4,439
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          15,139             7,550               380                --
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................    $  6,070,040      $  2,013,203      $    278,826      $         --
    Series II Policies...........................       2,876,825         3,892,869           191,297                --
    Series III Policies..........................              --           207,305             4,852             4,439
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
    Series I variable accumulation unit value....    $       8.18      $      11.09      $       9.77      $         --
                                                     ============      ============      ============      ============
    Series II variable accumulation unit value...    $       8.36      $      11.16      $      10.08      $         --
                                                     ============      ============      ============      ============
    Series III variable accumulation unit
      value......................................    $         --      $       9.96      $      12.59      $      11.52
                                                     ============      ============      ============      ============
Identified Cost of Investment....................    $ 11,277,785      $  6,117,833      $    450,381      $      3,855
                                                     ============      ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     JANUS ASPEN      JANUS ASPEN
        SERIES           SERIES           MFS(R)
      WORLDWIDE        AGGRESSIVE       INVESTORS
        GROWTH           GROWTH        TRUST SERIES
    ------------------------------------------------
     $ 78,184,585     $      1,142     $     60,638
          130,416               --               --
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $ 52,869,780     $         --     $         --
       25,080,285               --               --
          104,104            1,142           60,638
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $      16.82     $         --     $         --
     ============     ============     ============
     $       9.13     $         --     $         --
     ============     ============     ============
     $      10.24     $      10.69     $       9.97
     ============     ============     ============
     $111,296,606     $      1,068     $     60,815
     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                   MAINSTAY VP                                      MAINSTAY VP
                                              CAPITAL APPRECIATION                                CASH MANAGEMENT
                                  ---------------------------------------------   -----------------------------------------------
                                      2001            2000            1999             2001             2000            1999
                                  -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...............  $     214,070   $          --   $          --   $     1,395,866   $   1,580,507   $   1,033,284
  Mortality and expense risk and
    administrative charges......     (1,452,604)     (1,764,082)     (1,325,374)         (250,468)       (183,476)       (149,862)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net investment income
        (loss)..................     (1,238,534)     (1,764,082)     (1,325,374)        1,145,398       1,397,031         883,422
                                  -------------   -------------   -------------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.................    164,160,262     125,297,510     152,344,807     1,063,826,251     832,491,635     420,117,735
  Cost of investments sold......   (243,751,872)   (109,964,940)   (105,222,446)   (1,063,826,190)   (832,491,594)   (420,117,858)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net realized gain (loss)
        on investments..........    (79,591,610)     15,332,570      47,122,361                61              41            (123)
  Realized gain distribution
    received....................             --      16,627,986       9,212,178               178              --               8
  Change in unrealized
    appreciation (depreciation)
    on investments..............     22,344,552     (61,221,668)     (9,158,970)               (9)            (16)            107
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net gain (loss) on
        investments.............    (57,247,058)    (29,261,112)     47,175,569               230              25              (8)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
        Net increase (decrease)
          in net assets
          resulting from
          operations............  $ (58,485,592)  $ (31,025,194)  $  45,850,195   $     1,145,628   $   1,397,056   $     883,414
                                  =============   =============   =============   ===============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2001            2000            1999            2001            2000            1999
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      87,389   $      48,991   $      19,396   $   1,288,462   $   1,041,963   $     795,746
  Mortality and expense risk and
    administrative charges........        (43,221)        (44,591)        (34,254)       (327,497)       (345,823)       (278,453)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         44,168           4,400         (14,858)        960,965         696,140         517,293
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     17,868,573      10,164,396       1,039,546       2,116,725       2,899,281       1,942,053
  Cost of investments sold........    (19,381,744)    (10,157,189)       (946,738)     (1,613,757)     (1,625,839)     (1,004,465)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     (1,513,171)          7,207          92,808         502,968       1,273,442         937,588
  Realized gain distribution
    received......................         18,355         372,308         133,262          69,277       4,081,375       1,305,271
  Change in unrealized
    appreciation (depreciation) on
    investments...................        524,384      (1,618,834)      1,140,110      (7,297,090)     (8,653,054)      3,737,718
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............       (970,432)     (1,239,319)      1,366,180      (6,724,845)     (3,298,237)      5,980,577
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $    (926,264)  $  (1,234,919)  $   1,351,322   $  (5,763,880)  $  (2,602,097)  $   6,497,870
                                    =============   =============   =============   =============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     505,474   $     270,299   $     112,711   $     416,502   $     249,425   $     186,993   $   4,071,434
          (66,214)        (35,544)        (16,793)        (46,688)        (26,301)        (24,832)       (219,807)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          439,260         234,755          95,918         369,814         223,124         162,161       3,851,627
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          353,347         351,541         190,880         876,614       1,111,451       2,190,273       2,163,609
         (407,671)       (315,534)       (165,136)       (848,008)     (1,201,228)     (2,181,903)     (2,763,070)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (54,324)         36,007          25,744          28,606         (89,777)          8,370        (599,461)
               --         442,403         333,649              --              --              --              --
         (636,724)     (1,249,434)        406,847         (26,980)        285,580        (259,370)     (2,048,649)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (691,048)       (771,024)        766,240           1,626         195,803        (251,000)     (2,648,110)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (251,788)  $    (536,269)  $     862,158   $     371,440   $     418,927   $     (88,839)  $   1,203,517
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         2000            1999
     -----------------------------
     $   3,725,021   $   2,919,680
          (192,840)       (160,799)
     -------------   -------------
         3,532,181       2,758,881
     -------------   -------------
         1,803,313       1,691,618
        (1,992,134)     (1,669,515)
     -------------   -------------
          (188,821)         22,103
             1,263         499,619
        (5,292,927)       (818,497)
     -------------   -------------
        (5,480,485)       (296,775)
     -------------   -------------
     $  (1,948,304)  $   2,462,106
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     613,671   $     430,439   $     349,161   $     700,293   $     583,427   $     429,660   $     535,870
         (265,363)       (202,994)       (177,341)        (77,922)        (55,342)        (46,120)       (490,960)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          348,308         227,445         171,820         622,371         528,085         383,540          44,910
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       13,031,298       2,117,975       1,474,401         916,108         730,750         743,861      13,665,451
      (12,178,544)     (1,820,198)     (1,186,551)       (884,122)       (775,323)       (736,993)    (17,227,961)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          852,754         297,777         287,850          31,986         (44,573)          6,868      (3,562,510)
        1,903,612       1,029,801              --              --              --             553              --
       (3,037,243)      2,085,051       1,329,416         236,466         240,360        (531,346)    (10,785,710)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (280,877)      3,412,629       1,617,266         268,452         195,787        (523,925)    (14,348,220)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $      67,431   $   3,640,074   $   1,789,086   $     890,823   $     723,872   $    (140,385)  $ (14,303,310)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         2000            1999
    ---------------------------------------------------------------------------
     $     438,876   $     340,542
          (500,312)       (342,165)
     -------------   -------------
           (61,436)         (1,623)
     -------------   -------------
        60,660,721       9,199,644
       (50,764,425)     (5,816,498)
     -------------   -------------
         9,896,296       3,383,146
         7,013,106       5,714,804
       (20,170,835)      4,351,297
     -------------   -------------
        (3,261,433)     13,449,247
     -------------   -------------
     $  (3,322,869)  $  13,447,624
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                     MAINSTAY VP     MAINSTAY VP
                                                     MAINSTAY VP                      SMALL CAP        EQUITY
                                                   INDEXED EQUITY                      GROWTH          INCOME
                                    ---------------------------------------------   -------------   -------------
                                        2001            2000            1999           2001(B)         2001(B)
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,592,480   $   1,332,428   $   1,094,708   $         --    $      32,759
  Mortality and expense risk and
    administrative charges........       (948,267)       (910,829)       (625,794)       (16,717)         (18,742)
                                    -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        644,213         421,599         468,914        (16,717)          14,017
                                    -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    425,449,927     412,452,055     237,429,723        946,337           44,782
  Cost of investments sold........   (456,040,512)   (408,632,602)   (223,788,302)      (922,836)         (47,554)
                                    -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............    (30,590,585)      3,819,453      13,641,421         23,501           (2,772)
  Realized gain distribution
    received......................      1,591,707       2,520,131       1,618,939             --               --
  Change in unrealized
    appreciation (depreciation) on
    investments...................     10,974,211     (19,469,287)        734,879       (209,715)         (11,626)
                                    -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (18,024,667)    (13,129,703)     15,995,239       (186,214)         (14,398)
                                    -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (17,380,454)  $ (12,708,104)  $  16,464,153   $   (202,931)   $        (381)
                                    =============   =============   =============   =============   =============

                                                  MAINSTAY VP
                                                  EAGLE ASSET
                                                  MANAGEMENT                                  ALGER AMERICAN
                                                 GROWTH EQUITY                             SMALL CAPITALIZATION
                                    ---------------------------------------   -----------------------------------------------
                                        2001           2000        1999(A)         2001             2000            1999
                                    ------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $         --   $         --   $      --   $         7,426   $          --   $          --
  Mortality and expense risk and
    administrative charges........       (41,848)       (10,708)        (12)         (142,793)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net investment income
        (loss)....................       (41,848)       (10,708)        (12)         (135,367)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     1,337,120        292,682       2,538     1,055,592,563     849,130,920     309,989,456
  Cost of investments sold........    (2,048,424)      (304,012)     (1,944)   (1,060,804,696)   (855,366,930)   (306,259,435)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      (711,304)       (11,330)        594        (5,212,133)     (6,236,010)      3,730,021
  Realized gain distribution
    received......................            --        356,962       1,080                --       5,671,948         735,842
  Change in unrealized
    appreciation (depreciation) on
    investments...................      (354,153)    (1,236,555)      2,499           161,884        (221,455)        212,328
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net gain (loss) on
        investments...............    (1,065,457)      (890,923)      4,173        (5,050,249)       (785,517)      4,678,191
                                    ------------   ------------   ---------   ---------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (1,107,305)  $   (901,631)  $   4,161   $    (5,185,616)  $    (933,284)  $   4,613,193
                                    ============   ============   =========   ===============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP     MAINSTAY VP                     MAINSTAY VP                                     MAINSTAY VP
       MID CAP         MID CAP                    AMERICAN CENTURY                                  DREYFUS LARGE
       GROWTH           CORE                       INCOME & GROWTH                                  COMPANY VALUE
    -------------   -------------   ---------------------------------------------   ---------------------------------------------
       2001(B)         2001(B)          2001            2000           1999(A)          2001            2000           1999(A)
    -----------------------------------------------------------------------------------------------------------------
    $         --    $      8,025    $      19,209   $       7,375   $         221   $      18,539   $       4,077   $         156
         (16,051)        (16,397)          (9,531)         (2,977)            (18)         (9,100)         (1,239)             (8)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (16,051)         (8,372)           9,678           4,398             203           9,439           2,838             148
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          36,491          24,948          171,812          76,261           6,414          93,372          49,336             798
         (40,448)        (27,322)        (199,809)        (79,913)         (6,273)        (97,705)        (48,934)           (771)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (3,957)         (2,374)         (27,997)         (3,652)            141          (4,333)            402              27
              --              --               --             405              --          45,510          10,180              --
        (392,959)       (291,492)        (106,440)        (84,130)          1,020         (74,184)         15,145             198
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (396,916)       (293,866)        (134,437)        (87,377)          1,161         (33,007)         25,727             225
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   (412,967)   $   (302,238)   $    (124,759)  $     (82,979)  $       1,364   $     (23,568)  $      28,565   $         373
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                      FIDELITY                        FIDELITY
                                                                         VIP                             VIP
                       CALVERT                                      CONTRAFUND(R)                   EQUITY-INCOME
                   SOCIAL BALANCED                                 (INITIAL CLASS)                  (INITIAL CLASS)
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $      82,598   $      28,259   $      21,450   $     381,779   $     134,244   $      91,179   $     311,101
          (11,720)         (8,941)         (4,964)       (349,220)       (305,653)       (176,020)       (149,239)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           70,878          19,318          16,486          32,559        (171,409)        (84,841)        161,862
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          372,819          76,598          80,603       4,294,611      20,009,862         828,229     197,388,306
         (417,304)        (77,264)        (76,785)     (5,350,570)    (16,120,683)       (545,722)   (197,441,529)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (44,485)           (666)          3,818      (1,055,959)      3,889,179         282,507         (53,223)
           40,242          49,890          73,487       1,347,453       4,873,050         668,643         874,045
         (203,088)       (132,226)           (346)     (7,193,941)    (12,046,353)      5,142,920      (2,111,253)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (207,331)        (83,002)         76,959      (6,902,447)     (3,284,124)      6,094,070      (1,290,431)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (136,453)  $     (63,684)  $      93,445   $  (6,869,888)  $  (3,455,533)  $   6,009,229   $  (1,128,569)
    =============   =============   =============   =============   =============   =============   =============

               FIDELITY
                  VIP
           EQUITY-INCOME
          (INITIAL CLASS)
     -----------------------------
         2000            1999
     -----------------------------
     $     221,584   $     130,390
          (109,319)        (74,391)
     -------------   -------------
           112,265          55,999
     -------------   -------------
       178,562,869       1,148,237
      (177,714,303)     (1,035,736)
     -------------   -------------
           848,566         112,501
           834,803         288,230
           201,856            (219)
     -------------   -------------
         1,885,225         400,512
     -------------   -------------
     $   1,997,490   $     456,511
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                 FIDELITY          FIDELITY          FIDELITY
                                  VIP II              VIP               VIP                          JANUS ASPEN
                                 INDEX 500          GROWTH            MID CAP                          SERIES
                              (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)                     BALANCED
                              ---------------   ---------------   ---------------   ---------------------------------------------
                                  2001(C)           2001(C)           2001(C)           2001            2000            1999
                              -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........   $          --     $          --     $          --    $   1,537,192   $   1,011,582   $     376,018
  Mortality and expense risk
    and administrative
    charges.................              --                --                --         (333,604)       (227,346)        (91,838)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net investment income
        (loss)..............              --                --                --        1,203,588         784,236         284,180
                               -------------     -------------     -------------    -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.............             879             1,038            13,067        2,107,038         852,655         600,921
  Cost of investments
    sold....................            (938)           (1,124)          (13,239)      (1,893,573)       (597,352)       (420,980)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net realized gain
        (loss) on
        investments.........             (59)              (86)             (172)         213,465         255,303         179,941
  Realized gain distribution
    received................              --                --                --               --       2,977,321              --
  Change in unrealized
    appreciation
    (depreciation) on
    investments.............            (949)           (3,797)           11,024       (4,047,701)     (5,243,236)      3,014,831
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net gain (loss) on
        investments.........          (1,008)           (3,883)           10,852       (3,834,236)     (2,010,612)      3,194,772
                               -------------     -------------     -------------    -------------   -------------   -------------
        Net increase
          (decrease) in net
          assets resulting
          from operations...   $      (1,008)    $      (3,883)    $      10,852    $  (2,630,648)  $  (1,226,376)  $   3,478,952
                               =============     =============     =============    =============   =============   =============

                                                                                       DREYFUS IP        NEUBERGER
                                                                                       TECHNOLOGY       BERMAN AMT
                                                    T. ROWE PRICE                        GROWTH           MID-CAP
                                                    EQUITY INCOME                   (INITIAL SERIES)      GROWTH
                                    ---------------------------------------------   ----------------   -------------
                                        2001            2000           1999(A)          2001(B)           2001(C)
                                    --------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      50,418   $       7,402   $         249    $          --     $          --
  Mortality and expense risk and
    administrative charges........        (16,265)         (1,618)             (3)            (401)               --
                                    -------------   -------------   -------------    -------------     -------------
      Net investment income
        (loss)....................         34,153           5,784             246             (401)               --
                                    -------------   -------------   -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................        279,048          87,941             746            5,242                74
  Cost of investments sold........       (272,857)        (89,684)           (735)          (6,426)              (67)
                                    -------------   -------------   -------------    -------------     -------------
      Net realized gain (loss) on
        investments...............          6,191          (1,743)             11           (1,184)                7
  Realized gain distribution
    received......................         71,721          29,365           1,944               --                --
  Change in unrealized
    appreciation (depreciation) on
    investments...................        (33,151)         37,796          (1,551)          24,974               584
                                    -------------   -------------   -------------    -------------     -------------
      Net gain (loss) on
        investments...............         44,761          65,418             404           23,790               591
                                    -------------   -------------   -------------    -------------     -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $      78,914   $      71,202   $         650    $      23,389     $         591
                                    =============   =============   =============    =============     =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                     JANUS ASPEN                       JANUS ASPEN         MFS(R)
                       SERIES                            SERIES           INVESTORS
                  WORLDWIDE GROWTH                  AGGRESSIVE GROWTH   TRUST SERIES
    ---------------------------------------------   -----------------   -------------
        2001            2000            1999             2001(C)           2001(C)
    ---------------------------------------------------------------------------------
    $     383,604   $     325,880   $      53,187     $          --     $          --
         (472,754)       (483,593)       (220,680)               --                --
    -------------   -------------   -------------     -------------     -------------
          (89,150)       (157,713)       (167,493)               --                --
    -------------   -------------   -------------     -------------     -------------
        3,281,426      14,428,724     189,862,953                62               522
       (4,423,080)    (12,549,388)   (174,195,638)              (59)             (541)
    -------------   -------------   -------------     -------------     -------------
       (1,141,654)      1,879,336      15,667,315                 3               (19)
               --       5,751,966              --                --                --
      (17,719,688)    (21,766,087)      4,604,576                74              (177)
    -------------   -------------   -------------     -------------     -------------
      (18,861,342)    (14,134,785)     20,271,891                77              (196)
    -------------   -------------   -------------     -------------     -------------
    $ (18,950,492)  $ (14,292,498)  $  20,104,398     $          77     $        (196)
    =============   =============   =============     =============     =============


                    MORGAN STANLEY
                          UIF
                EMERGING MARKETS EQUITY
     ---------------------------------------------
         2001            2000            1999
    ---------------------------------------------------------------------------------   --------------------------------------------
-
     $          --   $          --   $         760
           (49,648)        (55,716)        (24,825)
     -------------   -------------   -------------
           (49,648)        (55,716)        (24,065)
     -------------   -------------   -------------
         2,525,624       2,064,292         638,675
        (3,830,803)     (1,640,102)       (817,984)
     -------------   -------------   -------------
        (1,305,179)        424,190        (179,309)
                --       1,173,803              --
           908,225      (5,692,107)      3,006,590
     -------------   -------------   -------------
          (396,954)     (4,094,114)      2,827,281
     -------------   -------------   -------------
     $    (446,602)  $  (4,149,830)  $   2,803,216
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $ (1,238,534)  $ (1,764,082)  $ (1,325,374)  $  1,145,398   $  1,397,031   $    883,422
    Net realized gain (loss) on
      investments.......................   (79,591,610)    15,332,570     47,122,361             61             41           (123)
    Realized gain distribution
      received..........................            --     16,627,986      9,212,178            178             --              8
    Change in unrealized appreciation
      (depreciation) on investments.....    22,344,552    (61,221,668)    (9,158,970)            (9)           (16)           107
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................   (58,485,592)   (31,025,194)    45,850,195      1,145,628      1,397,056        883,414
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................    70,231,143     63,639,970     55,159,677     13,398,593     19,121,161     64,486,957
    Cost of insurance...................   (23,768,439)   (25,385,609)   (18,814,467)    (2,264,699)    (1,786,259)    (2,584,763)
    Policyowners' surrenders............    (9,399,017)   (11,881,084)    (8,083,942)    (2,784,676)      (717,997)      (491,187)
    Net transfers from (to) Fixed
      Account...........................       628,217      3,274,033     (4,927,532)    10,088,200      6,883,757       (381,185)
    Transfers between Investment
      Divisions.........................    (5,299,560)    (4,806,843)    15,795,045     (4,630,171)    (3,616,525)   (53,599,684)
    Policyowners' death benefits........      (356,053)      (323,735)      (227,269)       (42,574)        (4,196)          (188)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    32,036,291     24,516,732     38,901,512     13,764,673     19,879,941      7,429,950
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        38,824         84,161        (57,448)        (1,738)        (2,088)        (1,253)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................   (26,410,477)    (6,424,301)    84,694,259     14,908,563     21,274,909      8,312,111
NET ASSETS:
    Beginning of year...................   241,406,294    247,830,595    163,136,336     43,992,904     22,717,995     14,405,884
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $214,995,817   $241,406,294   $247,830,595   $ 58,901,467   $ 43,992,904   $ 22,717,995
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $     44,168   $      4,400   $    (14,858)  $    960,965   $    696,140   $    517,293
    Net realized gain (loss) on
      investments.......................    (1,513,171)         7,207         92,808        502,968      1,273,442        937,588
    Realized gain distribution
      received..........................        18,355        372,308        133,262         69,277      4,081,375      1,305,271
    Change in unrealized appreciation
      (depreciation) on investments.....       524,384     (1,618,834)     1,140,110     (7,297,090)    (8,653,054)     3,737,718
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................      (926,264)    (1,234,919)     1,351,322     (5,763,880)    (2,602,097)     6,497,870
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................     1,840,469      1,810,980      1,598,744     13,560,124     11,327,552     10,858,597
    Cost of insurance...................      (628,007)      (637,045)      (503,092)    (4,999,775)    (4,759,211)    (3,741,166)
    Policyowners' surrenders............      (226,059)      (213,106)      (162,868)    (2,048,263)    (2,100,541)    (1,584,812)
    Net transfers from (to) Fixed
      Account...........................         2,878        107,059       (187,961)       758,511        (14,149)      (909,132)
    Transfers between Investment
      Divisions.........................      (477,959)       547,907        328,106       (412,182)      (878,854)     1,510,064
    Policyowners' death benefits........       (23,593)        (8,266)       (86,667)       (64,295)       (84,625)       (29,909)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       487,729      1,607,529        986,262      6,794,120      3,490,172      6,103,642
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           836          2,142         (1,636)         2,311          8,738         (8,421)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................      (437,699)       374,752      2,335,948      1,032,551        896,813     12,593,091
NET ASSETS:
    Beginning of year...................     6,899,816      6,525,064      4,189,116     49,174,611     48,277,798     35,684,707
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,462,117   $  6,899,816   $  6,525,064   $ 50,207,162   $ 49,174,611   $ 48,277,798
                                          ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    439,260   $    234,755   $     95,918   $    369,814   $    223,124   $    162,161   $  3,851,627
         (54,324)        36,007         25,744         28,606        (89,777)         8,370       (599,461)
              --        442,403        333,649             --             --             --             --
        (636,724)    (1,249,434)       406,847        (26,980)       285,580       (259,370)    (2,048,649)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (251,788)      (536,269)       862,158        371,440        418,927        (88,839)     1,203,517
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,301,842      2,371,086        867,144      4,136,139      1,007,419      1,020,933      9,114,697
      (1,423,523)      (698,982)      (271,355)      (590,750)      (386,136)      (338,961)    (3,371,265)
        (294,685)       (84,573)       (86,364)      (415,151)      (115,380)      (132,107)    (1,377,336)
       2,098,718      2,056,898        (11,682)     1,103,026         88,771        (38,557)     1,580,803
       1,241,107      1,038,226        250,099      1,541,914       (249,020)      (307,986)       569,947
          (9,761)       (13,579)          (739)        (2,817)       (10,543)          (367)      (136,115)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,913,698      4,669,076        747,103      5,772,361        335,111        202,955      6,380,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (522)           789         (1,036)          (485)          (643)            47           (903)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,661,388      4,133,596      1,608,225      6,143,316        753,395        114,163      7,583,345
       7,506,804      3,373,208      1,764,983      4,318,062      3,564,667      3,450,504     27,758,804
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 14,168,192   $  7,506,804   $  3,373,208   $ 10,461,378   $  4,318,062   $  3,564,667   $ 35,342,149
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         2000           1999
     ---------------------------
     $  3,532,181   $  2,758,881
         (188,821)        22,103
            1,263        499,619
       (5,292,927)      (818,497)
     ------------   ------------
       (1,948,304)     2,462,106
     ------------   ------------
        8,530,403      8,302,753
       (2,962,861)    (2,619,979)
       (1,024,557)      (944,952)
          199,764       (456,296)
         (774,342)       412,072
         (199,755)       (18,566)
     ------------   ------------
        3,768,652      4,675,032
     ------------   ------------
            2,341         (3,665)
     ------------   ------------
        1,822,689      7,133,473
       25,936,115     18,802,642
     ------------   ------------
     $ 27,758,804   $ 25,936,115
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    348,308   $    227,445   $    171,820   $    622,371   $    528,085   $    383,540   $     44,910
         852,754        297,777        287,850         31,986        (44,573)         6,868     (3,562,510)
       1,903,612      1,029,801             --             --             --            553             --
      (3,037,243)     2,085,051      1,329,416        236,466        240,360       (531,346)   (10,785,710)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          67,431      3,640,074      1,789,086        890,823        723,872       (140,385)   (14,303,310)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      11,058,155      8,959,068      9,785,258      3,094,486      2,175,315      2,187,714     24,222,605
      (4,049,417)    (3,165,815)    (3,051,256)    (1,127,337)      (791,398)      (693,353)    (7,771,273)
      (1,668,501)    (1,415,116)    (1,034,284)      (614,735)      (341,061)      (278,012)    (3,693,159)
       1,327,277       (371,652)      (470,194)       889,457        237,435       (106,081)     2,808,691
       2,835,675     (1,419,808)      (339,100)     3,710,951        102,871        244,474     (1,608,763)
         (62,442)       (32,221)      (111,844)        (7,045)        (5,591)        (7,364)       (99,011)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,440,747      2,554,456      4,778,580      5,945,777      1,377,571      1,347,378     13,859,090
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,870)        (2,639)        (1,483)        (1,360)        (1,132)            71          9,997
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,505,308      6,191,891      6,566,183      6,835,240      2,100,311      1,207,064       (434,223)
      34,452,559     28,260,668     21,694,485      9,222,890      7,122,579      5,915,515     77,107,186
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 43,957,867   $ 34,452,559   $ 28,260,668   $ 16,058,130   $  9,222,890   $  7,122,579   $ 76,672,963
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         2000           1999
     ---------------------------
     $    (61,436)  $     (1,623)
        9,896,296      3,383,146
        7,013,106      5,714,804
      (20,170,835)     4,351,297
     ------------   ------------
       (3,322,869)    13,447,624
     ------------   ------------
       20,333,503     15,546,512
       (7,313,516)    (5,033,902)
       (2,540,156)    (1,962,772)
        3,097,658       (995,672)
        2,624,664      3,855,951
          (50,858)       (49,043)
     ------------   ------------
       16,151,295     11,361,074
     ------------   ------------
           15,246        (18,194)
     ------------   ------------
       12,843,672     24,790,504
       64,263,514     39,473,010
     ------------   ------------
     $ 77,107,186   $ 64,263,514
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                      MAINSTAY VP    MAINSTAY VP
                                                        MAINSTAY VP                    SMALL CAP        EQUITY
                                                       INDEXED EQUITY                    GROWTH         INCOME
                                         ------------------------------------------   ------------   ------------
                                             2001           2000           1999         2001(B)        2001(B)
                                         ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    644,213   $    421,599   $    468,914   $   (16,717)   $     14,017
    Net realized gain (loss) on
      investments......................   (30,590,585)     3,819,453     13,641,421        23,501          (2,772)
    Realized gain distribution
      received.........................     1,591,707      2,520,131      1,618,939            --              --
    Change in unrealized appreciation
      (depreciation) on investments....    10,974,211    (19,469,287)       734,879      (209,715)        (11,626)
                                         ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................   (17,380,454)   (12,708,104)    16,464,153      (202,931)           (381)
                                         ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Net Asset Contributions of New York
      Life Insurance and Annuity
      Corporation......................            --             --             --     5,000,000       5,000,000
    Payments received from
      policyowners.....................    51,695,550     45,918,282     38,307,020       148,766         441,023
    Cost of insurance..................   (16,044,133)   (15,506,866)   (11,332,970)      (27,131)        (52,717)
    Policyowners' surrenders...........    (5,149,292)    (5,242,277)    (3,449,613)       (2,775)         (3,025)
    Net transfers from (to) Fixed
      Account..........................     4,164,925      6,085,656     (1,221,342)      154,581         386,565
    Transfers between Investment
      Divisions........................      (943,270)    (4,322,651)     8,893,653       419,228         810,998
    Policyowners' death benefits.......      (179,650)      (217,686)       (69,949)           --              --
                                         ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................    33,544,130     26,714,458     31,126,799     5,692,669       6,582,844
                                         ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................         3,085         31,443        (21,057)         (280)           (124)
                                         ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................    16,166,761     14,037,797     47,569,895     5,489,458       6,582,339
NET ASSETS:
    Beginning of year..................   134,922,943    120,885,146     73,315,251            --              --
                                         ------------   ------------   ------------   ------------   ------------
    End of year........................  $151,089,704   $134,922,943   $120,885,146   $ 5,489,458    $  6,582,339
                                         ============   ============   ============   ============   ============

                                                        MAINSTAY VP
                                                        EAGLE ASSET                                 ALGER AMERICAN
                                                  MANAGEMENT GROWTH EQUITY                       SMALL CAPITALIZATION
                                         ------------------------------------------   ------------------------------------------
                                             2001           2000         1999(A)          2001           2000           1999
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    (41,848)  $    (10,708)  $        (12)  $   (135,367)  $   (147,767)  $    (64,998)
    Net realized gain (loss) on
      investments......................      (711,304)       (11,330)           594     (5,212,133)    (6,236,010)     3,730,021
    Realized gain distribution
      received.........................            --        356,962          1,080             --      5,671,948        735,842
    Change in unrealized appreciation
      (depreciation) on investments....      (354,153)    (1,236,555)         2,499        161,884       (221,455)       212,328
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................    (1,107,305)      (901,631)         4,161     (5,185,616)      (933,284)     4,613,193
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     5,489,715      2,135,472          3,878      7,982,490      6,020,035      3,734,375
    Cost of insurance..................    (1,396,232)      (418,994)        (1,165)    (2,033,213)    (1,898,161)    (1,014,165)
    Policyowners' surrenders...........      (259,049)       (17,546)            --       (697,920)      (436,008)      (171,665)
    Net transfers from (to) Fixed
      Account..........................     1,547,499      1,999,194        128,805        453,871      4,728,964        (94,044)
    Transfers between Investment
      Divisions........................       735,529      2,164,238             --       (137,272)    (8,291,681)     4,697,824
    Policyowners' death benefits.......       (10,220)          (780)            --         (7,427)        (9,820)       (30,619)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................     6,107,242      5,861,584        131,518      5,560,529        113,329      7,121,706
                                         ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................           164            772             (1)         5,040         14,063         (5,174)
                                         ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................     5,000,101      4,960,725        135,678        379,953       (805,892)    11,729,725
NET ASSETS:
    Beginning of year..................     5,096,403        135,678             --     15,916,958     16,722,850      4,993,125
                                         ------------   ------------   ------------   ------------   ------------   ------------
    End of year........................  $ 10,096,504   $  5,096,403   $    135,678   $ 16,296,911   $ 15,916,958   $ 16,722,850
                                         ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    MAINSTAY VP    MAINSTAY VP                   MAINSTAY VP                                  MAINSTAY VP
      MID CAP        MID CAP                   AMERICAN CENTURY                              DREYFUS LARGE
       GROWTH          CORE                    INCOME & GROWTH                               COMPANY VALUE
    ------------   ------------   ------------------------------------------   ------------------------------------------
      2001(B)        2001(B)          2001           2000         1999(A)          2001           2000         1999(A)
    ---------------------------------------------------------------------------------------------------------------------
    $   (16,051)   $    (8,372)   $      9,678   $      4,398   $        203   $      9,439   $      2,838   $        148
         (3,957)        (2,374)        (27,997)        (3,652)           141         (4,333)           402             27
             --             --              --            405             --         45,510         10,180             --
       (392,959)      (291,492)       (106,440)       (84,130)         1,020        (74,184)        15,145            198
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       (412,967)      (302,238)       (124,759)       (82,979)         1,364        (23,568)        28,565            373
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,000,000      5,000,000              --             --             --             --             --             --
        131,700         54,866       1,049,073        473,648          9,386      1,342,060        347,052          7,985
        (21,645)       (10,125)       (248,190)      (102,863)        (1,571)      (300,251)       (81,956)        (1,534)
         (1,021)        (1,211)        (58,124)       (22,141)            --        (47,905)        (8,519)          (657)
        141,999        160,569         365,537        433,657         26,125        615,530        249,189         14,857
        236,044         90,228         248,428        402,829            587        473,023         77,572             --
             --             --          (1,408)          (817)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,487,077      5,294,327       1,355,316      1,184,313         34,527      2,082,457        583,338         20,651
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (37)            71             (20)            88             (1)           (64)           (21)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,074,073      4,992,160       1,230,537      1,101,422         35,890      2,058,825        611,882         21,024
             --             --       1,137,312         35,890             --        632,906         21,024             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 5,074,073    $ 4,992,160    $  2,367,849   $  1,137,312   $     35,890   $  2,691,731   $    632,906   $     21,024
    ============   ============   ============   ============   ============   ============   ============   ============

                                                                FIDELITY VIP
                     CALVERT                                   CONTRAFUND(R)
                 SOCIAL BALANCED                              (INITIAL CLASS)
    ------------------------------------------   ------------------------------------------
        2001           2000           1999           2001           2000           1999
    ---------------------------------------------------------------------------------------
    $     70,878   $     19,318   $     16,486   $     32,559   $   (171,409)  $    (84,841)
         (44,485)          (666)         3,818     (1,055,959)     3,889,179        282,507
          40,242         49,890         73,487      1,347,453      4,873,050        668,643
        (203,088)      (132,226)          (346)    (7,193,941)   (12,046,353)     5,142,920
    ------------   ------------   ------------   ------------   ------------   ------------
        (136,453)       (63,684)        93,445     (6,869,888)    (3,455,533)     6,009,229
    ------------   ------------   ------------   ------------   ------------   ------------
         810,573        569,505        316,514     22,571,147     19,471,775     13,026,887
        (235,311)      (180,046)      (111,360)    (6,517,305)    (5,898,714)    (3,705,244)
         (87,641)       (27,883)       (35,089)    (2,275,513)    (1,376,670)      (667,893)
         174,991        243,739         (5,479)     1,507,180      3,667,379       (343,741)
          13,936        114,609        283,964        (47,574)     1,655,700      5,534,689
              --             --             --        (78,399)       (69,599)       (52,911)
    ------------   ------------   ------------   ------------   ------------   ------------
         676,548        719,924        448,550     15,159,536     17,449,871     13,791,787
    ------------   ------------   ------------   ------------   ------------   ------------
              28            185           (106)         4,085          9,550         (7,286)
    ------------   ------------   ------------   ------------   ------------   ------------
         540,123        656,425        541,889      8,293,733     14,003,888     19,793,730
       1,648,066        991,641        449,752     51,484,406     37,480,518     17,686,788
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,188,189   $  1,648,066   $    991,641   $ 59,778,139   $ 51,484,406   $ 37,480,518
    ============   ============   ============   ============   ============   ============

                    FIDELITY VIP
                   EQUITY-INCOME
                  (INITIAL CLASS)
     ------------------------------------------
         2001           2000           1999
     ------------------------------------------
     $    161,862   $    112,265   $     55,999
          (53,223)       848,566        112,501
          874,045        834,803        288,230
       (2,111,253)       201,856           (219)
     ------------   ------------   ------------
       (1,128,569)     1,997,490        456,511
     ------------   ------------   ------------
        7,629,717      7,000,808      4,956,313
       (2,336,216)    (1,797,599)    (1,482,147)
         (949,014)      (431,932)      (286,960)
        1,281,699      1,089,705         53,981
        1,003,878     (2,764,776)     1,108,674
          (42,727)        (4,161)       (17,479)
     ------------   ------------   ------------
        6,587,337      3,092,045      4,332,382
     ------------   ------------   ------------
               (8)          (801)          (603)
     ------------   ------------   ------------
        5,458,760      5,088,734      4,788,290
       18,183,327     13,094,593      8,306,303
     ------------   ------------   ------------
     $ 23,642,087   $ 18,183,327   $ 13,094,593
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                            FIDELITY          FIDELITY          FIDELITY
                                               VIP               VIP               VIP                 JANUS ASPEN
                                            INDEX 500          GROWTH            MID CAP                 SERIES
                                         (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED
                                         ---------------   ---------------   ---------------   ---------------------------
                                             2001(C)           2001(C)           2001(C)           2001           2000
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......   $         --      $         --      $         --     $  1,203,588   $    784,236
    Net realized gain (loss) on
      investments......................            (59)              (86)             (172)         213,465        255,303
    Realized gain distribution
      received.........................             --                --                --               --      2,977,321
    Change in unrealized appreciation
      (depreciation) on investments....           (949)           (3,797)           11,024       (4,047,701)    (5,243,236)
                                          ------------      ------------      ------------     ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................         (1,008)           (3,883)           10,852       (2,630,648)    (1,226,376)
                                          ------------      ------------      ------------     ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................         15,678                --            14,137       25,078,914     17,040,246
    Cost of insurance..................         (1,151)           (1,513)           (2,399)      (6,905,174)    (5,079,851)
    Policyowners' surrenders...........             --                --                --       (2,005,767)      (881,923)
    Net transfers from (to) Fixed
      Account..........................             --                --              (100)       5,144,445      7,659,002
    Transfers between Investment
      Divisions........................         88,873           155,527           321,470         (215,828)     3,404,063
    Policyowners' death benefits.......             --                --                --          (60,360)       (44,915)
                                          ------------      ------------      ------------     ------------   ------------
      Net contributions and
        (withdrawals)..................        103,400           154,014           333,108       21,036,230     22,096,622
                                          ------------      ------------      ------------     ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................             --                --                --             (185)         3,117
                                          ------------      ------------      ------------     ------------   ------------
        Increase (decrease) in net
          assets.......................        102,392           150,131           343,960       18,405,397     20,873,363
NET ASSETS:
    Beginning of year..................             --                --                --       44,309,581     23,436,218
                                          ------------      ------------      ------------     ------------   ------------
    End of year........................   $    102,392      $    150,131      $    343,960     $ 62,714,978   $ 44,309,581
                                          ============      ============      ============     ============   ============


                                         JANUS ASPEN
                                            SERIES
                                           BALANCED
                                         ------------
                                             1999
                                         -------------------------------------------------------------------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    284,180
    Net realized gain (loss) on
      investments......................       179,941
    Realized gain distribution
      received.........................            --
    Change in unrealized appreciation
      (depreciation) on investments....     3,014,831
                                         ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................     3,478,952
                                         ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     7,857,797
    Cost of insurance..................    (1,990,257)
    Policyowners' surrenders...........      (263,420)
    Net transfers from (to) Fixed
      Account..........................       542,842
    Transfers between Investment
      Divisions........................     7,429,452
    Policyowners' death benefits.......       (11,226)
                                         ------------
      Net contributions and
        (withdrawals)..................    13,565,188
                                         ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................        (4,490)
                                         ------------
        Increase (decrease) in net
          assets.......................    17,039,650
NET ASSETS:
    Beginning of year..................     6,396,568
                                         ------------
    End of year........................  $ 23,436,218
                                         ============

                                                                                         DREYFUS IP       NEUBERGER
                                                                                         TECHNOLOGY       BERMAN AMT
                                                       T. ROWE PRICE                       GROWTH          MID-CAP
                                                       EQUITY INCOME                  (INITIAL SERIES)      GROWTH
                                         ------------------------------------------   ----------------   ------------
                                             2001           2000         1999(A)          2001(B)          2001(C)
                                         ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $     34,153   $      5,784   $        246     $       (401)    $         --
    Net realized gain (loss) on
      investments......................         6,191         (1,743)            11           (1,184)               7
    Realized gain distribution
      received.........................        71,721         29,365          1,944               --               --
    Change in unrealized appreciation
      (depreciation) on investments....       (33,151)        37,796         (1,551)          24,974              584
                                         ------------   ------------   ------------     ------------     ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................        78,914         71,202            650           23,389              591
                                         ------------   ------------   ------------     ------------     ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     2,372,744        397,219          7,374           67,193            3,922
    Cost of insurance..................      (517,001)      (100,057)        (1,890)         (13,332)             (74)
    Policyowners' surrenders...........      (133,368)        (3,453)          (654)            (456)              --
    Net transfers from (to) Fixed
      Account..........................     1,525,570        285,739         79,512           73,245               --
    Transfers between Investment
      Divisions........................     2,022,469         28,710             --          324,946               --
    Policyowners' death benefits.......          (118)            --             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
      Net contributions and
        (withdrawals)..................     5,270,296        608,158         84,342          451,596            3,848
                                         ------------   ------------   ------------     ------------     ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................          (133)           (52)            --              (10)              --
                                         ------------   ------------   ------------     ------------     ------------
        Increase (decrease) in net
          assets.......................     5,349,077        679,308         84,992          474,975            4,439
NET ASSETS:
    Beginning of year..................       764,300         84,992             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
    End of year........................  $  6,113,377   $    764,300   $     84,992     $    474,975     $      4,439
                                         ============   ============   ============     ============     ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                   JANUS ASPEN                      JANUS ASPEN         MFS(R)                    MORGAN STANLEY
                      SERIES                          SERIES          INVESTORS                        UIF
                 WORLDWIDE GROWTH                AGGRESSIVE GROWTH   TRUST SERIES            EMERGING MARKETS EQUITY
    ------------------------------------------   -----------------   ------------   ------------------------------------------
        2001           2000           1999            2001(C)          2001(C)          2001           2000           1999
    --------------------------------------------------------------------------------------------------------------------------
    $    (89,150)  $   (157,713)  $   (167,493)    $         --      $         --   $    (49,648)  $    (55,716)  $    (24,065)
      (1,141,654)     1,879,336     15,667,315                3               (19)    (1,305,179)       424,190       (179,309)
              --      5,751,966             --               --                --             --      1,173,803             --
     (17,719,688)   (21,766,087)     4,604,576               74              (177)       908,225     (5,692,107)     3,006,590
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
     (18,950,492)   (14,292,498)    20,104,398               77              (196)      (446,602)    (4,149,830)     2,803,216
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      33,537,409     25,713,529     13,190,861            1,127                --      3,931,327      3,241,863      1,501,600
      (9,272,978)    (8,242,060)    (3,974,595)             (62)             (522)    (1,038,262)    (1,012,181)      (407,571)
      (2,394,753)    (2,134,962)      (850,986)              --                --       (345,177)      (239,537)      (108,494)
       2,963,613      8,809,352       (145,095)              --            61,356         22,119        849,913        (94,620)
      (2,783,681)    12,144,565      4,014,635               --                --       (287,910)     1,721,379        803,924
         (71,655)       (70,194)       (46,785)              --                --         (8,444)        (6,638)       (18,592)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      21,977,955     36,220,230     12,188,035            1,065            60,834      2,273,653      4,554,799      1,676,247
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
          12,131         25,650        (22,883)              --                --             --          6,177         (3,019)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
       3,039,594     21,953,382     32,269,550            1,142            60,638      1,827,051        411,146      4,476,444
      75,014,575     53,061,193     20,791,643               --                --      7,119,814      6,708,668      2,232,224
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
    $ 78,054,169   $ 75,014,575   $ 53,061,193     $      1,142      $     60,638   $  8,946,865   $  7,119,814   $  6,708,668
    ============   ============   ============     ============      ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. VUL Separate Account-I funds Series I policies (Flexible Premium Variable Universal Life and Survivorship Variable Universal
Life), Series II policies (Flexible Premium Variable Universal Life 2000 and Single Premium Variable Universal Life) and Series III policies (Pinnacle Variable Universal Life and Pinnacle Survivorship Variable Universal Life). All six policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL and Pinnacle SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, The MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., Dreyfus Investment Portfolios, and Neuberger Berman Advisers Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    VUL Separate Account-I offers thirty-seven variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. Twenty-seven of these Investment Divisions are available to VUL, SVUL, VUL 2000 and SPVUL Policyowners, thirty-two of these Investment Divisions are available for Pinnacle VUL and Pinnacle SVUL policies.

    The following Investment Divisions are available for all Series I and Series II policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, and Dreyfus IP Technology Growth (Initial Series). Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    The following Investment Divisions are available for Series III policies:
MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series), and Neuberger Berman AMT Mid-Cap Growth.

    For SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Thereafter, all premium payments for SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Premium payments received for in-force VUL policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, for SVUL, VUL 2000, SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate-I and the Fixed Account of NYLIAC.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2001, the investments of VUL Separate Account-I are as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       9,113             58,970              1,404                 1,013
Identified cost............................    $225,395         $   58,970            $15,773              $ 10,483


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Number of shares...........................         576                669                555                   532
Identified cost............................    $  5,709         $    6,605            $ 5,476              $  5,293

  Investment activity for the year ended December 31, 2001, was as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $195,010         $1,078,754            $ 7,716              $  7,028
Proceeds from sales........................     164,160          1,063,826                353                   877


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Purchases..................................    $  6,632         $    6,652            $ 5,517              $  5,320
Proceeds from sales........................         946                 45                 36                    25

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
          4,378              643            3,013             2,869           1,227            3,842            6,542
       $ 45,300         $  6,315         $ 53,387        $   44,976        $ 16,198         $ 98,552         $152,739

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
            232              258              815               987           1,246            2,975             1,041
       $  2,561         $  2,754         $ 11,699        $   15,966        $  2,529         $ 70,695          $ 25,108


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $ 12,410         $ 18,420         $  9,952        $   24,737        $  7,491         $ 27,588         $461,283
          2,164           17,869            2,117            13,031             916           13,665          425,450

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
       $  1,539         $  2,234         $  7,412        $1,061,034        $  1,161         $ 20,858          $205,016
            172               93            1,337         1,055,593             373            4,295           197,388

--------------------------------------------------------------------------------

                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Number of shares..............................            1                    4                   18                2,783
Identified cost...............................     $    103             $    154             $    333             $ 68,135

  Investment activity for the year ended December 31, 2001, was as follows:


                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Purchases.....................................     $    104             $    155             $    346             $ 24,379
Proceeds from sales...........................            1                    1                   13                2,107

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
          2,739               --                4             1,352               319                50                --
       $111,297         $      1         $     61          $ 11,278          $  6,118          $    450          $      4


     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
       $ 25,198         $      1         $     61          $  4,754          $  5,662          $    457          $      4
          3,281               --                1             2,526               279                 5                --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

N
    YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of any premium payment received.

    - State and Federal Tax Charges: NYLIAC deducts 2% from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to cover state premium taxes. NYLIAC deducts 1.25% from all premiums paid for non-qualified VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to pay federal taxes.

    - Sales Expense Charges: NYLIAC deducts sales expense charges from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium paid for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premiums paid in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premiums paid in any given policy year. In any given policy year thereafter, beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premiums paid up to the target premium, and no charge for premiums paid in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premiums paid in a policy year, up to the surrender charge premium, is deducted. Once the premiums paid equals the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premiums paid in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium paid in a given policy year is above or below the target premium. For premiums paid up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premiums paid in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

    NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account I policies. All of these monthly charges including: the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge are recorded as cost of insurance in the accompanying statement of net assets.

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule of the monthly contract charges for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL:

                                                         MONTHLY               MONTHLY
                                                     CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                                POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                               ---------------   -----------------------
VUL................................................       $  6*                  $ 6
SVUL...............................................         59                     9
VUL 2000...........................................         29                     9
Pinnacle VUL**.....................................        100                    50
Pinnacle SVUL**....................................        100                    50

---------------

    * In the first policy year, a charge of $228 is deferred until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    ** If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000 and SPVUL policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in policy year 4 and subsequent if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    - Cost of Insurance Charge: A cost of insurance charge to cover the cost of providing life insurance benefits is assessed on all VUL Separate Account-I policies monthly. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, and Pinnacle SVUL policies.

      For SVUL policies, this charge is $0.04 per $1,000 of the policy's initial face amount for the first 3 policy years. This charge will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value, for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value. This current deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from Pinnacle VUL and Pinnacle SVUL policies. The mortality and expense risk charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. In policy years 1-10, the mortality and expense risk charge percentage currently ranges from .35% to .65%; in policy years 11-20, the percentage ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

Surrender Charges:

    Surrender charges are also assessed by NYLIAC for VUL, SVUL, VUL 2000, and SPVUL policies. The amounts of these charges are included in surrenders in the accompanying statement of net assets.

    For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years on complete surrenders or decreases in face amount including decreases caused by change in life insurance benefit option or partial withdrawals. The maximum surrender charge on VUL policies is shown on the policies' data page. The maximum surrender charge on VUL 2000 policies is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium, this percentage is based on the policy year in which the surrender or decrease in face amount takes place. In addition, a new surrender charge period will apply to face increases. The surrender charge premium is shown on the policy data page.

    For SVUL policies this charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policies' target premium, age of the younger insured and year of surrender. In addition, a new surrender charge period will apply to face increases. The target premium is shown on the policy data page.

    For SPVUL policies, this charge is deducted during the first 9 policy years on complete surrenders or partial withdrawals of policies. The surrender charge is equal to a percentage of the cash value of the policy minus any surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The surrender charge percentage is based on the amount of time that has passed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The surrender charge percentage declines each policy year from 9% in the first year to 0% in years ten later. The surrender charge free window in any policy year is the greater of 10% of total premiums paid or 100% of the policy's gain.

Separate Account Charges:

    NYLIAC assesses a mortality and expense risks charge for VUL, SVUL, VUL 2000, and SPVUL policies and an administrative service charge for VUL and SVUL policies. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. For VUL 2000 and SPVUL policies, these charges are made daily at an annual rate of .50% of the daily net asset value of each Investment Division.

    The amounts of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2001, December 31, 2000, and December 31, 1999 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................   2,178     1,703     1,998     4,776    12,804     51,235
Units redeemed on cost of insurance....    (820)     (718)     (687)   (1,005)   (1,140)    (2,039)
Units redeemed on surrenders...........    (376)     (366)     (293)   (1,922)     (539)      (390)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....    (180)      (47)     (242)    1,483     2,717       (646)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (192)     (319)      585      (422)   (1,205)   (42,359)
Units redeemed on death benefits.......     (15)      (10)       (8)      (31)       (3)        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     595       243     1,353     2,879    12,634      5,801
Units outstanding, beginning of year...   7,873     7,630     6,277    30,117    17,483     11,682
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   8,468     7,873     7,630    32,996    30,117     17,483
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................   2,306       754        13     6,107     2,379         27
Units redeemed on cost of insurance....    (556)     (195)       (3)     (779)     (277)       (22)
Units redeemed on surrenders...........     (79)       (9)       --      (117)       (4)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     523       787        56     6,088     3,753        427
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (25)       30         4    (3,122)   (3,052)      (164)
Units redeemed on death benefits.......      (2)       (1)       --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   2,167     1,366        70     8,177     2,799        268
Units outstanding, beginning of year...   1,436        70        --     3,067       268         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   3,603     1,436        70    11,244     3,067        268
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --       176        --         --
Units redeemed on cost of insurance....      --        --        --       (30)       --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --     1,437        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       7        --        --    (1,066)       --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............       7        --        --       517        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........       7        --        --       517        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                        MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD                   INTERNATIONAL
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND                    EQUITY
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
    -----------------------------------------------------------------------------------------------------------------
         99        72       59        223        68       77        424       476      524         98        92       102
        (29)      (23)     (19)       (28)      (27)     (25)      (178)     (171)    (166)       (38)      (34)      (32)
         (9)       (4)      (6)       (27)       (8)     (10)       (81)      (62)     (59)       (16)      (13)      (10)
         20         7       (3)        --         4       (5)       (36)      (12)     (37)        (7)       (1)      (17)
         59        53       15         76       (22)     (22)        32       (74)      31        (28)       18        25
         (1)       --       --         --        (1)      --         (8)      (12)      (1)        (2)       --        (6)
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        139       105       46        244        14       15        153       145      292          7        62        62
        295       190      144        284       270      255      1,726     1,581    1,289        405       343       281
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        434       295      190        528       284      270      1,879     1,726    1,581        412       405       343
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        339        93        1         62         6       --        241        74        1         64        29        --
        (87)      (25)      --        (14)       (2)      --        (57)      (17)      --        (15)       (6)       --
        (14)       (1)      --         (1)       --       --        (10)       (1)      --         (1)       --        --
        159       160        3         96         6        1        214        82        8         12        22         1
         22         4        3         32         2       --        (18)       (3)      --         --        23        --
         --        (1)      --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        419       230        7        175        12        1        370       135        9         60        68         1
        237         7       --         13         1       --        144         9       --         69         1        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        656       237        7        188        13        1        514       144        9        129        69         1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
         --        --       --         --        --       --          1        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
          5        --       --         --        --       --         22        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                 MAINSTAY VP                   MAINSTAY VP
                                                TOTAL RETURN                      VALUE
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......      --        --        --        --        --         --
Units issued on payments received from
  policyowners.........................     487       432       513       419       480        556
Units redeemed on cost of insurance....    (204)     (190)     (178)     (173)     (171)      (173)
Units redeemed on surrenders...........     (95)      (88)      (75)      (83)      (78)       (58)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (48)      (21)      (61)      (53)      (12)       (39)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (35)      (74)       86       110      (117)       (14)
Units redeemed on death benefits.......      (3)       (4)       (1)       (3)       (2)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     102        55       284       217       100        265
Units outstanding, beginning of year...   2,095     2,040     1,756     1,678     1,578      1,313
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,197     2,095     2,040     1,895     1,678      1,578
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     380        97         1       236        43          2
Units redeemed on cost of insurance....     (90)      (24)       --       (54)      (12)        --
Units redeemed on surrenders...........     (13)       (1)       --        (2)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     172       118         8       199        28          6
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      24         1        --        41         7         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     473       191         9       420        65          8
Units outstanding, beginning of year...     200         9        --        73         8         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     673       200         9       493        73          8
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --         5        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      --        --        --        24        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      --        --        --        29        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      --        --        --        29        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                              MAINSTAY VP   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP            SMALL CAP      EQUITY
               BOND                      GROWTH EQUITY                INDEXED EQUITY            GROWTH        INCOME
    ---------------------------   ---------------------------   ---------------------------   -----------   -----------
    2001(c)    2000     1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)     2001(d)       2001(d)
    -----------------------------------------------------------------------------------------------------------------
         --        --       --         --        --       --         --        --       --          500           500
        115       143      157        567       504      558      1,211     1,113    1,172            4             8
        (54)      (53)     (50)      (210)     (193)    (182)      (420)     (394)    (356)          (1)           (1)
        (37)      (24)     (20)      (125)      (76)     (70)      (160)     (151)    (108)          --            --
        (13)       --      (11)       (43)       (3)     (50)       (43)       21     (101)          --             4
        164        (8)      21        (49)       33      142          9      (152)     273           33            59
         --        --       --         (3)       (1)      (2)        (5)       (6)      (2)          --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        175        58       97        137       264      396        592       431      878          536           570
        578       520      423      2,211     1,947    1,551      3,800     3,369    2,491           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        753       578      520      2,348     2,211    1,947      4,392     3,800    3,369          536           570
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
        112        15       --        890       311        5      1,841       713       80           12            37
        (24)       (5)      --       (211)      (79)      (1)      (435)     (182)      (4)          (2)           (4)
         (4)       --       --        (31)       (5)      --        (61)       (8)      --           --            --
         94        29        1        310       345       22        562       635       97           17            37
         92        15       --         13        31       --        (36)       40        3           13            27
         --        --       --         (1)       (1)      --         (3)       (1)      --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        270        54        1        970       602       26      1,868     1,197      176           40            97
         55         1       --        628        26       --      1,373       176       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        325        55        1      1,598       628       26      3,241     1,373      176           40            97
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
          1        --       --         73        --       --         --        --       --           --            --
         --        --       --        (55)       --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======

--------------------------------------------------------------------------------


                                         MAINSTAY VP   MAINSTAY VP           MAINSTAY VP
                                           MID CAP       MID CAP          AMERICAN CENTURY
                                           GROWTH         CORE             INCOME & GROWTH
                                         -----------   -----------   ---------------------------
                                           2001(d)       2001(d)     2001(c)   2000(b)   1999(a)
                                         -------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......        500           500         --        --         --
Units issued on payments received from
  policyowners.........................          4             1         12         3         --
Units redeemed on cost of insurance....         --            --         (3)       --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             7          3         2         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         14             7         24        35         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............        518           515         36        40         --
Units outstanding, beginning of year...         --            --         40        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........        518           515         76        40         --
                                           =======       =======     =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         11             5        107        43          1
Units redeemed on cost of insurance....         (2)           (1)       (25)      (10)        --
Units redeemed on surrenders...........         --            --         (7)       (2)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         15            10         37        39          2
Units issued (redeemed) on transfers
  between Investment Divisions.........         12             3          4         5         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         36            17        116        75          3
Units outstanding, beginning of year...         --            --         78         3         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         36            17        194        78          3
                                           =======       =======     =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --         --        --         --
Units redeemed on cost of insurance....         --            --         --        --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         --        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................         --            --         --        --         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         --            --         --        --         --
Units outstanding, beginning of year...         --            --         --        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         --            --         --        --         --
                                           =======       =======     =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


            MAINSTAY VP                   MAINSTAY VP                      ALGER
           DREYFUS LARGE                  EAGLE ASSET                    AMERICAN                       CALVERT
              COMPANY                     MANAGEMENT                       SMALL                        SOCIAL
               VALUE                     GROWTH EQUITY                CAPITALIZATION                   BALANCED
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(c)   2000(b)   1999(a)   2001(c)   2000(b)   1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    -----------------------------------------------------------------------------------------------------------------
        --        --        --        --        --        --        --        --        --        --        --         --
        22         1        --       104        35        --       422       260       272        24        25         22
        (3)       --        --       (24)       (5)       --      (120)      (86)      (77)       (9)       (9)        (8)
        (2)       --        --       (13)       --        --       (45)      (26)      (13)       (5)       (2)        (2)
        10         3        --         4        18        --       (14)      126       (11)       (2)        2         (1)
        36         3        --        75       165        --        (5)     (262)      379         1         5         20
        --        --        --        --        --        --        (1)       --        (3)       --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        63         7        --       146       213        --       237        12       547         9        21         31
         7        --        --       213        --        --       966       954       407        85        64         33
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        70         7        --       359       213        --     1,203       966       954        94        85         64
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
       108        33         1       445       124        --       560       194         1        47        19         --
       (26)       (8)       --      (114)      (26)       --      (129)      (46)       --       (11)       (4)        --
        (2)       (1)       --       (16)       (1)       --       (40)       (1)       --        (1)       --         --
        49        22         1       137       130        10        79       231         3        21        23          1
        12         3        --         7        14        --       (14)       12         1        --        --         --
        --        --        --        (1)       --        --        --        (1)       --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       141        49         2       458       241        10       456       389         5        56        38          1
        51         2        --       251        10        --       394         5        --        39         1         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       192        51         2       709       251        10       850       394         5        95        39          1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --         2        --        --        --        --        --        --        --         --
        --        --        --        --        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                                  FIDELITY                      FIDELITY
                                                     VIP                           VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                               (INITIAL CLASS)               (INITIAL CLASS)
                                         ---------------------------   ---------------------------
                                         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................     815       768       723       297       399        320
Units redeemed on cost of insurance....    (258)     (242)     (207)     (103)     (100)       (95)
Units redeemed on surrenders...........    (114)      (65)      (37)      (48)      (27)       (18)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (38)        4       (41)       (2)        6        (11)
Units issued (redeemed) on transfers
  between Investment Divisions.........     (31)       44       310        39      (155)        71
Units redeemed on death benefits.......      (4)       (2)       (3)       (2)       --         (1)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     370       507       745       181       123        266
Units outstanding, beginning of year...   2,321     1,814     1,069       956       833        567
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,691     2,321     1,814     1,137       956        833
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     924       371         9       269        85          2
Units redeemed on cost of insurance....    (229)      (94)       (2)      (65)      (24)        (1)
Units redeemed on surrenders...........     (41)       (6)       --       (19)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     221       363        33       119       114         20
Units issued (redeemed) on transfers
  between Investment Divisions.........      24        17        --        34         4         --
Units redeemed on death benefits.......      (1)       (3)       --        (1)       --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     898       648        40       337       178         21
Units outstanding, beginning of year...     688        40        --       199        21         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,586       688        40       536       199         21
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      (1)       --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       1        --        --        --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........      17        --        --        --        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      17        --        --        --        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      17        --        --        --        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


       FIDELITY                                                                                 JANUS ASPEN
        VIP II           FIDELITY          FIDELITY               JANUS ASPEN                     SERIES
       INDEX 500        VIP GROWTH        VIP MID CAP               SERIES                       WORLDWIDE
    (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED                       GROWTH
    ---------------   ---------------   ---------------   ---------------------------   ---------------------------
         2001              2001              2001         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    ---------------------------------------------------------------------------------------------------------------
             --                --                --          544       526       425       886       680        710
             --                --                --         (168)     (168)     (108)     (281)     (239)      (218)
             --                --                --          (77)      (38)      (14)     (101)      (80)       (45)
             --                --                --           15        41        (8)      (20)       20        (37)
             --                --                --          (20)      136       407      (129)      401        300
             --                --                --           (1)       --        --        (3)       (2)        (2)
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --          293       497       702       352       780        708
             --                --                --        1,589     1,092       390     2,790     2,010      1,302
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,882     1,589     1,092     3,142     2,790      2,010
        =======           =======           =======       =======   =======   =======   =======   =======   =======
             --                --                --        1,362       546        12     1,799       607          7
             --                --                --         (344)     (143)       (2)     (431)     (153)        (1)
             --                --                --          (52)      (10)       --       (63)       (7)        --
             --                --                --          443       626        64       315       670         39
             --                --                --            9        15         3       (60)       27         --
             --                --                --           (3)       (3)       --        (2)       (1)        --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,415     1,031        77     1,558     1,143         45
             --                --                --        1,108        77        --     1,188        45         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        2,523     1,108        77     2,746     1,188         45
        =======           =======           =======       =======   =======   =======   =======   =======   =======
              1                --                 1            2        --        --         1        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --            5        --        --         1        --         --
              9                15                32            2        --        --         8        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
        =======           =======           =======       =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                         JANUS ASPEN                        MORGAN STANLEY
                                           SERIES         MFS(R)                  UIF
                                         AGGRESSIVE     INVESTORS          EMERGING MARKETS
                                           GROWTH      TRUST SERIES             EQUITY
                                         -----------   ------------   ---------------------------
                                            2001           2001       2001(c)    2000     1999(a)
                                         --------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................         --            --         244       160        156
Units redeemed on cost of insurance....         --            --         (71)      (56)       (42)
Units redeemed on surrenders...........         --            --         (29)      (18)       (11)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         (16)      (16)       (14)
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --         (29)      118         72
Units redeemed on death benefits.......         --            --          (1)       --         (2)
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --          98       188        159
Units outstanding, beginning of year...         --            --         644       456        297
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         742       644        456
                                           =======       =======      =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         --            --         237       106          1
Units redeemed on cost of insurance....         --            --         (56)      (26)        --
Units redeemed on surrenders...........         --            --         (14)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --          17        81          3
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          (1)       (2)        --
Units redeemed on death benefits.......         --            --          --        (1)        --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --         183       157          4
Units outstanding, beginning of year...         --            --         161         4         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         344       161          4
                                           =======       =======      =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --          --        --         --
Units redeemed on cost of insurance....         --            --          --        --         --
Units redeemed on surrenders...........         --            --          --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             6          --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          --        --         --
Units redeemed on death benefits.......         --            --          --        --         --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --             6          --        --         --
Units outstanding, beginning of year...         --            --          --        --         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --             6          --        --         --
                                           =======       =======      =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                      DREYFUS IP      NEUBERGER
              T. ROWE                 TECHNOLOGY      BERMAN AMT
               PRICE                    GROWTH         MID-CAP
           EQUITY INCOME           (INITIAL SERIES)     GROWTH
    ----------------------------   ----------------   ----------
    2001(c)   2000(b)    1999(a)       2001(d)           2001
    ------------------------------------------------------------
        46          1        --              1              --
        (7)        --        --             --              --
        (3)        --        --             --              --
        20          1        --              1              --
       121          3        --             27              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       177          5        --             29              --
         5         --        --             --              --
    -------   -------    -------       -------         -------
       182          5        --             29              --
    =======   =======    =======       =======         =======
       171         37         1              6              --
       (40)       (10)       --             (1)             --
        (9)        --        --             --              --
       116         29         8              7              --
        47         (1)       --              7              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       285         55         9             19              --
        64          9        --             --              --
    -------   -------    -------       -------         -------
       349         64         9             19              --
    =======   =======    =======       =======         =======
        --         --        --             --              --
        --         --        --             --              --
        --         --        --             --              --
         2         --        --             --              --
        19         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
    =======   =======    =======       =======         =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                                                                      CAPITAL APPRECIATION
                                                       --------------------------------------------------
                                                         2001       2000       1999      1998      1997
                                                       --------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $185,293   $225,952   $246,982   $63,136   $97,099
Units outstanding..................................       8,468      7,873      7,630     6,277     5,125
Unit value.........................................    $  21.88   $  28.70   $  32.37   $ 25.99   $ 18.95
Total Return.......................................       (23.8)%    (11.3)%     24.5%     37.2%     22.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.6)%

SERIES II POLICIES(B)
Net Assets.........................................    $ 29,631   $ 15,454   $    848   $    --   $    --
Units outstanding..................................       3,603      1,436         70        --        --
Unit value.........................................    $   8.22   $  10.76   $  12.12   $    --   $    --
Total Return.......................................       (23.6)%    (11.2)%     21.2%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%

SERIES III POLICIES
Net Assets.........................................    $     72   $     --   $     --   $    --   $    --
Units outstanding..................................           7         --         --        --        --
Unit value.........................................    $  10.30   $     --   $     --   $    --   $    --
Total Return.......................................         3.0%        --         --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.1%


                                                                       MAINSTAY VP
                                                                       GOVERNMENT
                                                       -------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       -------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $8,224   $4,168   $3,255   $3,451   $ 1,669
Units outstanding..................................       528      284      270      255       135
Unit value.........................................    $15.57   $14.70   $13.19   $13.52   $ 12.49
Total Return.......................................       5.9%    11.4%    (2.4)%    8.2%      8.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       4.8%

SERIES II POLICIES(B)
Net Assets.........................................    $2,237   $  150   $    9   $   --   $    --
Units outstanding..................................       188       13        1       --        --
Unit value.........................................    $11.91   $11.22   $10.05   $   --   $    --
Total Return.......................................       6.1%    11.6%     0.5%      --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       8.2%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $    --
Units outstanding..................................        --       --       --       --        --
Unit value.........................................    $   --   $   --   $   --   $   --   $    --
Total Return.......................................        --       --       --       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     MAINSTAY VP                                    MAINSTAY VP
                   CASH MANAGEMENT                                  CONVERTIBLE
    ----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997     2001     2000     1999     1998     1997
    -------------------------------------------------------------------------------------------
    $46,014   $40,729   $22,448   $14,406   $8,151   $6,864   $4,815   $3,291   $1,765   $  882
     32,996    30,117    17,483    11,682    6,904      434      295      190      144       75
    $  1.39   $  1.35   $  1.28   $  1.23   $ 1.18   $15.83   $16.30   $17.28   $12.26   $11.81
        3.0%      5.5%      4.1%      4.2%     4.4%    (2.9)%   (5.7)%   40.9%     3.8%    14.5%
        3.0%                                            3.4%

    $12,365   $ 3,264   $   270   $    --   $   --   $7,252   $2,692   $   83   $   --   $   --
     11,244     3,067       268        --       --      656      237        7       --       --
    $  1.10   $  1.06   $  1.01   $    --   $   --   $11.06   $11.36   $12.02   $   --   $   --
        3.8%      5.0%      1.0%       --       --     (2.6)%   (5.5)%   20.2%      --       --
        2.9%                                            4.7%

    $   523   $    --   $    --   $    --   $   --   $   52   $   --   $   --   $   --   $   --
        517        --        --        --       --        5       --       --       --       --
    $  1.01   $    --   $    --   $    --   $   --   $10.28   $   --   $   --   $   --   $   --
        1.0%       --        --        --       --      2.8%      --       --       --       --
        1.1%                                            4.9%

                      MAINSTAY VP                                    MAINSTAY VP
                      HIGH YIELD                                    INTERNATIONAL
                    CORPORATE BOND                                      EQUITY
    -----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997      2001     2000     1999     1998     1997
    --------------------------------------------------------------------------------------------
    $29,909   $26,361   $25,846   $18,803   $12,253   $5,424   $6,250   $6,511   $4,189   $3,151
      1,879     1,726     1,581     1,289       857      412      405      343      281      258
    $ 15.92   $ 15.28   $ 16.35   $ 14.58   $ 14.31   $13.18   $15.44   $18.97   $14.92   $12.20
        4.2%     (6.5)%    12.1%      1.9%     12.2%   (14.6)%  (18.6)%   27.1%   (22.3)%    4.4%
       11.3%                                             0.6%

    $ 5,199   $ 1,398   $    90   $    --   $    --   $1,038   $  650   $   14   $   --   $   --
        514       144         9        --        --      129       69        1       --       --
    $ 10.12   $  9.70   $ 10.36   $    --   $    --   $ 8.06   $ 9.42   $11.56   $   --   $   --
        4.3%     (6.4)%     3.6%       --        --    (14.4)%  (18.5)%   15.6%      --       --
       15.5%                                             1.0%

    $   234   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
         23        --        --        --        --       --       --       --       --       --
    $ 10.06   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
        0.6%       --        --        --        --       --       --       --       --       --
       42.3%                                              --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                                      TOTAL RETURN
                                                     -----------------------------------------------
                                                      2001      2000      1999      1998      1997
                                                     -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................  $43,693   $46,997   $48,176   $35,685   $24,528
Units outstanding..................................    2,197     2,095     2,040     1,756     1,524
Unit value.........................................  $ 19.89   $ 22.43   $ 23.62   $ 20.32   $ 16.10
Total Return.......................................    (11.3)%    (5.0)%    16.2%     26.2%     17.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.9%

SERIES II POLICIES(B)
Net Assets.........................................  $ 6,514   $ 2,178   $   102   $    --   $    --
Units outstanding..................................      673       200         9        --        --
Unit value.........................................  $  9.68   $ 10.89   $ 11.44   $    --   $    --
Total Return.......................................    (11.1)%    (4.8)%    14.4%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      3.5%

SERIES III POLICIES
Net Assets.........................................  $    --   $    --   $    --   $    --   $    --
Units outstanding..................................       --        --        --        --        --
Unit value.........................................  $    --   $    --   $    --   $    --   $    --
Total Return.......................................       --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       --


                                                                         MAINSTAY VP
                                                                        GROWTH EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $60,962   $69,704   $63,942   $39,473   $22,244
Units outstanding..................................      2,348     2,211     1,947     1,551     1,099
Unit value.........................................    $ 25.96   $ 31.53   $ 32.85   $ 25.45   $ 20.25
Total Return.......................................      (17.7)%    (4.0)%    29.1%     25.7%     25.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

SERIES II POLICIES(B)
Net Assets.........................................    $15,533   $ 7,403   $   322   $    --   $    --
Units outstanding..................................      1,598       628        26        --        --
Unit value.........................................    $  9.72   $ 11.78   $ 12.25   $    --   $    --
Total Return.......................................      (17.5)%    (3.8)%    22.5%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%

SERIES III POLICIES
Net Assets.........................................    $   178   $    --   $    --   $    --   $    --
Units outstanding..................................         18        --        --        --        --
Unit value.........................................    $  9.65   $    --   $    --   $    --   $    --
Total Return.......................................       (3.5)%      --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                       MAINSTAY VP                                       MAINSTAY VP
                          VALUE                                             BOND
    --------------------------------------------------   -------------------------------------------
      2001       2000       1999      1998      1997      2001      2000     1999     1998     1997
    ------------------------------------------------------------------------------------------------
    $ 37,813   $ 33,582   $ 28,171   $21,694   $15,990   $12,184   $8,626   $7,108   $5,916   $4,262
       1,895      1,678      1,578     1,313       921       753      578      520      423      330
    $  19.95   $  20.01   $  17.85   $ 16.52   $ 17.35   $ 16.18   $14.91   $13.68   $13.99   $12.91
        (0.3)%     12.1%       8.1%     (4.8)%    22.0%      8.5%     9.0%    (2.2)%    8.4%     8.9%
         0.8%                                                4.7%

    $  5,849   $    870   $     89   $    --   $    --   $ 3,868   $  597   $   89   $   --   $   --
         493         73          8        --        --       325       55        1       --       --
    $  11.86   $  11.87   $  10.57   $    --   $    --   $ 11.89   $10.94   $10.01   $   --   $   --
        (0.1)%     12.3%       5.7%       --        --       8.7%     9.3%     0.1%      --       --
         2.2%                                                9.1%

    $    296   $     --   $     --   $    --   $    --   $     7   $   --   $   --   $   --   $   --
          29         --         --        --        --         1       --       --       --       --
    $  10.05   $     --   $     --   $    --   $    --   $ 10.04   $   --   $   --   $   --   $   --
         0.5%        --         --        --        --       0.4%      --       --       --       --
         3.4%                                                9.0%

                                                         MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                       MAINSTAY VP                        SMALL CAP      EQUITY        MID CAP
                      INDEXED EQUITY                       GROWTH        INCOME        GROWTH
    --------------------------------------------------   -----------   -----------   -----------
      2001       2000       1999      1998      1997        2001          2001          2001
    --------------------------------------------------------------------------------------------
    $121,766   $120,772   $118,869   $73,315   $30,800     $5,104        $5,620        $4,730
       4,392      3,800      3,369     2,491     1,335        536           570           518
    $  27.73   $  31.77   $  35.28   $ 29.44   $ 23.07     $ 9.51        $ 9.86        $ 9.12
       (12.7)%     (9.9)%     19.8%     27.6%     31.9%      (4.9)%        (1.4)%        (8.8)%
         0.4%                                                (0.7)%         0.4%         (0.7)%

    $ 29,324   $ 14,201   $  2,016   $    --   $    --     $  385        $  962        $  344
       3,241      1,373        176        --        --         40            97            36
    $   9.05   $  10.35   $  11.47   $    --   $    --     $ 9.73        $ 9.87        $ 9.46
       (12.6)%     (9.8)%     14.7%       --        --       (2.7)%        (1.3)%        (5.4)%
         0.9%                                                (0.5)%         2.5%         (0.5)%

    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
          --                                                   --            --            --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       MAINSTAY VP         MAINSTAY VP
                                                         MID CAP         AMERICAN CENTURY
                                                          CORE           INCOME & GROWTH
                                                       -----------   ------------------------
                                                          2001        2001     2000     1999
                                                       --------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................      $4,832      $  652   $  377   $   --
Units outstanding..................................         515          76       40       --
Unit value.........................................      $ 9.38      $ 8.54   $ 9.40   $   --
Total Return.......................................        (6.2)%      (9.1)%   (6.0)%     --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%       0.3%

SERIES II POLICIES(B)
Net Assets.........................................      $  160      $1,716   $  761   $   36
Units outstanding..................................          17         194       78        3
Unit value.........................................      $ 9.45      $ 8.84   $ 9.71   $10.93
Total Return.......................................        (5.5)%      (9.0)%  (11.2)%    9.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.5%        0.7%

SERIES III POLICIES
Net Assets.........................................      $   --      $   --   $   --   $   --
Units outstanding..................................          --          --       --       --
Unit value.........................................      $   --      $   --   $   --   $   --
Total Return.......................................          --          --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --          --


                                                                        CALVERT
                                                                    SOCIAL BALANCED
                                                       ------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       ------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $1,275   $1,248   $  983   $  450   $  174
Units outstanding..................................        94       85       64       33       15
Unit value.........................................    $13.58   $14.70   $15.28   $13.71   $11.88
Total Return.......................................      (7.6)%   (3.8)%   11.5%    15.4%    19.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       3.2%

SERIES II POLICIES(B)
Net Assets.........................................    $  914   $  400   $    8   $   --   $   --
Units outstanding..................................        95       39        1       --       --
Unit value.........................................    $ 9.57   $10.33   $10.72   $   --   $   --
Total Return.......................................      (7.4)%   (3.6)%    7.2%      --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................       5.3%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $   --
Units outstanding..................................        --       --       --       --       --
Unit value.........................................    $   --   $   --   $   --   $   --   $   --
Total Return.......................................        --       --       --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP
            MAINSTAY VP                   EAGLE ASSET
           DREYFUS LARGE                  MANAGEMENT                            ALGER AMERICAN
           COMPANY VALUE                 GROWTH EQUITY                       SMALL CAPITALIZATION
    ---------------------------   ---------------------------   -----------------------------------------------
     2001      2000      1999      2001      2000      1999      2001      2000      1999      1998      1997
    -----------------------------------------------------------------------------------------------------------
    $   691   $    72   $    --   $ 2,750   $ 1,967   $    --   $10,628   $12,193   $16,661   $ 4,993   $ 1,928
         70         7        --       359       213        --     1,203       966       954       407       180
    $  9.82   $ 10.36   $    --   $  7.67   $  9.25   $    --   $  8.83   $ 12.62   $ 17.46   $ 12.26   $ 10.69
       (5.2)%     3.6%       --     (17.1)%    (7.5)%      --     (30.0)%   (27.7)%    42.4%     14.7%     10.7%
        0.5%                         (0.7)%                        (0.7)%

    $ 2,001   $   560   $    21   $ 7,326   $ 3,130   $   136   $ 5,640   $ 3,724   $    62   $    --   $    --
        192        51         2       709       251        10       850       394         5        --        --
    $ 10.42   $ 10.96   $ 10.34   $ 10.34   $ 12.45   $ 13.90   $  6.64   $  9.46   $ 13.06   $    --   $    --
       (4.9)%     6.0%      3.4%    (16.9)%   (10.4)%    39.0%    (29.8)%   (27.6)%    30.6%       --        --
        0.6%                         (0.5)%                        (0.5)%

    $    --   $    --   $    --   $    21   $    --   $    --   $    28   $    --   $    --   $    --   $    --
         --        --        --         2        --        --         3        --        --        --        --
    $    --   $    --   $    --   $ 10.11   $    --   $    --   $ 10.31   $    --   $    --   $    --   $    --
         --        --        --       1.1%       --        --       3.1%       --        --        --        --
         --                            --                            --


              FIDELITY VIP CONTRAFUND(R)                        FIDELITY VIP EQUITY-INCOME
                    (INITIAL CLASS)                                   (INITIAL CLASS)
    -----------------------------------------------   -----------------------------------------------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------
    $44,376   $43,916   $37,009   $17,687   $ 5,739   $17,855   $15,911   $12,869   $ 8,306   $ 2,351
      2,691     2,321     1,814     1,069       448     1,137       956       833       567       178
    $ 16.49   $ 18.92   $ 20.41   $ 16.54   $ 12.81   $ 15.71   $ 16.64   $ 15.46   $ 14.64   $ 13.21
      (12.8)%    (7.3)%    23.4%     29.1%     23.3%     (5.6)%     7.6%      5.6%     10.8%     27.3%
        0.1%                                              0.8%

    $15,235   $ 7,568   $   471   $    --   $    --   $ 5,786   $ 2,272   $   226   $    --   $    --
      1,586       688        40        --        --       536       199        21        --        --
    $  9.61   $ 11.00   $ 11.84   $    --   $    --   $ 10.79   $ 11.41   $ 10.58   $    --   $    --
      (12.6)%    (7.1)%    18.4%       --        --      (5.4)%     7.8%      5.8%       --        --
         --                                               0.6%

    $   168   $    --   $    --   $    --   $    --   $     1   $    --   $    --   $    --   $    --
         17        --        --        --        --        --        --        --        --        --
    $  9.86   $    --   $    --   $    --   $    --   $ 10.32   $    --   $    --   $    --   $    --
       (1.4)%      --        --        --        --       3.2%       --        --        --        --
         --                                                --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                       Fidelity VIP II    Fidelity VIP      Fidelity VIP
                                                          Index 500          Growth            Mid Cap
                                                       (Initial Class)   (Initial Class)   (Initial Class)
                                                       ---------------   ---------------   ---------------
                                                            2001              2001              2001
                                                       ---------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES II POLICIES(B)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES III POLICIES
Net Assets.........................................        $  102            $  150            $  344
Units outstanding..................................            10                15                33
Unit value.........................................        $ 9.76            $ 9.75            $10.31
Total Return.......................................          (2.4)%            (2.5)%             3.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

                                                                       MORGAN STANLEY
                                                                             UIF
                                                                   EMERGING MARKETS EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $6,070    $5,669    $6,651    $2,232    $1,686
Units outstanding..................................       742       644       456       297       169
Unit value.........................................    $ 8.18    $ 8.81    $14.59    $ 7.51    $ 9.97
Total Return.......................................      (7.2)%   (39.6)%    94.3%    (24.7)%    (0.4)%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7)%

SERIES II POLICIES(B)
Net Assets.........................................    $2,877    $1,451    $   58    $   --    $   --
Units outstanding..................................       344       161         4        --        --
Unit value.........................................    $ 8.36    $ 8.99    $14.86    $   --    $   --
Total Return.......................................      (7.0)%   (39.5)%    48.6%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.5)%

SERIES III POLICIES
Net Assets.........................................    $   --    $   --    $   --    $   --    $   --
Units outstanding..................................        --        --        --        --        --
Unit value.........................................    $   --    $   --    $   --    $   --    $   --
Total Return.......................................        --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                        JANUS ASPEN    MFS(R)
                                                                                                          SERIES      INVESTORS
                      JANUS ASPEN                                       JANUS ASPEN                     AGGRESSIVE      TRUST
                    SERIES BALANCED                               SERIES WORLDWIDE GROWTH                 GROWTH       SERIES
    -----------------------------------------------   -----------------------------------------------   -----------   ---------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997        2001         2001
    ---------------------------------------------------------------------------------------------------------------------------
    $35,709   $31,845   $22,549   $ 6,397   $ 1,496   $52,870   $60,953   $52,432   $20,792   $ 7,760     $    --      $    --
      1,882     1,589     1,092       390       122     3,142     2,790     2,010     1,302       622          --           --
    $ 18.98   $ 20.04   $ 20.66   $ 16.41   $ 12.31   $ 16.82   $ 21.84   $ 26.09   $ 15.97   $ 12.48     $    --      $    --
       (5.3)%    (3.0)%    25.9%     33.3%     21.3%    (23.0)%   (16.3)%    63.4%     28.0%     21.3%         --           --
        2.0%                                             (0.2)%                                                --           --

    $26,919   $12,464   $   887   $    --   $    --   $25,080   $14,062   $   629   $    --   $    --     $    --      $    --
      2,523     1,108        77        --        --     2,746     1,188        45        --        --          --           --
    $ 10.67   $ 11.25   $ 11.57   $    --   $    --   $  9.13   $ 11.84   $ 14.11   $    --   $    --     $    --      $    --
       (5.2)%    (2.8)%    15.7%       --        --     (22.9)%   (16.1)%    41.1%       --        --          --           --
        2.6%                                              0.1%                                                 --           --

    $    86   $    --   $    --   $    --   $    --   $   104   $    --   $    --   $    --   $    --     $     1      $    61
          9        --        --        --        --        10        --        --        --        --          --            6
    $ 10.04   $    --   $    --   $    --   $    --   $ 10.24   $    --   $    --   $    --   $    --     $ 10.69      $  9.97
        0.4%       --        --        --        --       2.4%       --        --        --        --         6.9%        (0.3)%
        1.8%                                              0.4%                                                 --           --

                                     Dreyfus IP
                                     Technology
           T. Rowe Price               Growth        Neuberger Berman AMT
           Equity Income          (Initial Shares)      Mid-Cap Growth
    ---------------------------   ----------------   --------------------
     2001      2000      1999           2001                 2001
    ---------------------------------------------------------------------
    $ 2,013   $    51   $    --       $   279              $    --
        182         5        --            29                   --
    $ 11.09   $ 11.01   $    --       $  9.77              $    --
        0.7%     10.1%       --          (2.3)%                 --
        1.1%                             (0.7)%                 --

    $ 3,893   $   713   $    85       $   191              $    --
        349        64         9            19                   --
    $ 11.16   $ 11.06   $  9.83       $ 10.08              $    --
        0.9%     12.5%     (1.7)%         0.8%                  --
        1.2%                             (0.5)%                 --

    $   207   $    --   $    --       $     5              $     4
         21        --        --            --                   --
    $  9.96   $    --   $    --       $ 12.59              $ 11.52
       (0.4)%      --        --          25.9%                15.2%
        1.4%                               --                   --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly "MFS(R) Growth With Income Series"), Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"),
T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series) and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                                   APPENDIX A

The following lists by jurisdiction any variations to the statements made in the prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

- Free Look--If you cancel your policy within twenty days after delivery a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-  Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

- Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

- Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

- Life Insurance Benefits--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

- Termination--If your policy's Cash Surrender Value on any Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee benefit is not in effect, your policy will enter the late period.

- Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No-Lapse Guarantee benefit is not in effect. We will mail a notice to the policyowner (and any known assignee) at least thirty days before the end of the late period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.

    However, you do have the opportunity to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit Option selected under the policy will no longer apply, and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.

- Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

ILLINOIS

- No Lapse Guarantee--The No Lapse Guarantee benefit is known as the Coverage Protection Benefit.

INDIANA

- Free Look--You may return the policy to any of our registered representatives.

-  Premiums--Premiums are payable to any of our registered representatives.

- Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death.

- Alternative Cash Surrender Value--The Alternative Cash Surrender Value (ACSV) is not available.

KANSAS

-  Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

- Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MASSACHUSETTS

- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

-  No Lapse Guarantee--The No Lapse Guarantee benefit is not available.

-  Living Benefits Rider--The Living Benefits Rider is not available.

MICHIGAN

- Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of six months or less.

MISSOURI

- Free Look--If you cancel your policy within twenty days after delivery a refund will be made equal to the premium payments you have made less any loans and partial withdrawals you have taken.

- Suicide--If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited Life Insurance Benefit only if we can show the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.

MONTANA

- Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death. If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.

NEBRASKA

- Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.

NEW HAMPSHIRE

-  Premiums--Premiums are payable to any of our registered representatives.

NEW YORK

- Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

- Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

- Transfers Between Investment Divisions and/or the Fixed Account--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.

- Free Look--You have ten days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.

- The Separate Account--If there is a change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy will be converted to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

- Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

- Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

- Scheduled Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

- Spouse's Paid-up Insurance Purchase Option Rider--The Spouse's Paid-up Insurance Purchase Option Rider is not available.

- Supplementary Term Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

NORTH DAKOTA

-  Suicide--The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

- Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

-  Premiums--Premiums are payable to any of our registered representatives.

PENNSYLVANIA

- Changing Your Life Insurance Benefit Option--A Life Insurance Benefit option change cannot be made if it will decrease the policy Face Amount below the minimum Face Amount for the policy.

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

- Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

- Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.

- Misstatement of Age or Sex--If the policy application misstates any insured's age or sex, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.

- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

TEXAS

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

- Reinstatement Option--From the date of reinstatement new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.

- Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Account for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Account on such anniversary.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

UTAH

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

VERMONT

- Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

WEST VIRGINIA

- Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Account for up to thirty days from the date we receive your request.